SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                 VISION Group of Funds
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                   (Name of Registrant as Specified In Its Charter)

                                          N/A
--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]   No fee required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

 1.    Title of each class of securities to which transaction applies:
 2.    Aggregate number of securities to which transaction applies:
 3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
 4.    Proposed maximum aggregate value of transaction:
 5.    Total fee paid:

[  ]  Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
      ------------------------------------------------------------

      2)    Form, Schedule or Registration Statement No.:
      ------------------------------------------------------------

      3)    Filing Party:
      ------------------------------------------------------------

      4)    Date Filed:
      ------------------------------------------------------------

                                 VISION GROUP OF FUNDS

                           VISION Treasury Money Market Fund
                               VISION Money Market Fund
                      VISION New York Tax-Free Money Market Fund
                     VISION Institutional Prime Money Market Fund
                        VISION U.S. Government Securities Fund
              VISION Institutional Limited Duration U.S. Government Fund
                          VISION Intermediate Term Bond Fund
                         VISION New York Municipal Income Fund
                       VISION Pennsylvania Municipal Income Fund
                              VISION Large Cap Value Fund
                             VISION Large Cap Growth Fund
                              VISION Large Cap Core Fund
                               VISION Mid Cap Stock Fund
                              VISION Small Cap Stock Fund
                           VISION International Equity Fund
                  VISION Managed Allocation Fund--Conservative Growth
                    VISION Managed Allocation Fund--Moderate Growth
                   VISION Managed Allocation Fund--Aggressive Growth


                           IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special meeting of shareholders scheduled for June 28, 2001 at 2:00 p.m., Eastern time. This information will provide you with details of the proposals to be voted on at the special meeting, and includes your Proxy Statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund(s). If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Trustees' recommendations on page 3 of the Proxy Statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE TRUST MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

We welcome your comments. If you have any questions, call 1-800-836-2211 (or, in the Buffalo area, 716-635-9368).


                                           2



                                 VISION GROUP OF FUNDS


A LETTER FROM THE PRESIDENT

Dear Shareholders:

I am writing to request that you consider several important matters relating to your investment in VISION Group of Funds (the "Trust") in connection with a special meeting of shareholders (the "Special Meeting") of the Trust's series listed on the previous page (together, the "Funds"), to be held on June 28, 2001 at 2:00 p.m., Eastern time, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010. The materials that we have included discuss the proposals to be voted on at the Special Meeting that will affect the future of the Trust and the Funds.

I am sure that, like most people, you lead a busy life and are tempted to put this proxy aside for another day. Please don't! Your vote for these issues will make a measurable difference in the quality and value of the services you receive from the VISION Funds. Also, your vote will help the Funds avoid additional expenses for follow-up mailings and telephone calls when shareholders do not return their proxies.

The Board of Trustees (the "Board") of the Trust recommends that shareholders cast their votes in favor of:

     1. Electing John S. Cramer as a Trustee of the Trust-TO BE VOTED ON BY ALL SHAREHOLDERS.

               We ask you to confirm the Board's recommendation by electing John
               S. Cramer as a Trustee of the Trust. Mr. Cramer has not previously been elected by shareholders.

     2.   Authorizing the Trust and the Trust's investment adviser to retain and
          replace  subadvisers,   or  modify  subadvisory  agreements,   without
          shareholder approval-TO BE VOTED ON BY ALL SHAREHOLDERS.

               This will give M&T Asset Management, a department of Manufacturers and Traders Trust Company ("M&T Bank"), the Trust's investment adviser, and the Trust, the flexibility, in the future, to add or replace subadvisers for the Funds without the expense and delay of seeking shareholder approval. As more fully described in the Proxy Statement, this policy will not be implemented until the Trust and M&T Bank receive an exemptive order from the Securities and Exchange Commission ("SEC").

     3. Approving LSV Asset Management ("LSV") and Mazama Capital Management, Inc. ("Mazama") as subadvisers for the VISION Small Cap Stock Fund (the "Small Cap Stock Fund")-TO BE VOTED ON BY SHAREHOLDERS OF VISION SMALL CAP STOCK FUND.



               These two new subadvisers for the Small Cap Stock Fund would replace the Fund's current subadviser, Martindale Andres & Co., Inc. In conjunction with this change, the Small Cap Stock Fund's portfolio will be managed in two components--a value component and a growth component. If approved by shareholders, LSV will manage the value component of the Small Cap Stock Fund, and Mazama will manage the growth component of the Fund.

     4. Amending a fundamental investment policy of the VISION New York Tax-Free Money Market Fund (the "New York Tax-Free Fund"), relating to investing in tax-exempt securities-TO BE VOTED ON BY SHAREHOLDERS OF VISION NEW YORK TAX-FREE MONEY MARKET FUND.

               This will allow the New York Tax-Free Fund to comply with the requirements of a recently adopted SEC rule.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
To give you greatest convenience possible in voting, you may vote in one of three ways:


1.  By filling out, signing and returning the enclosed proxy card,
2.  By calling toll-free 1-800-690-6903, or
3.  Online through the web site www.proxyvote.com
--------------------------------------------------------------------------------

The Proxy Statement includes a question and answer format designed to provide you with a simpler and more concise explanation of certain issues. Although much of the information in the Proxy Statement is technical and is required by the various regulations that govern the Trust and the Funds, we hope that this Q&A format will be helpful to you.

                                       Sincerely,



                                       Carl W. Jordan
                                       President



                                           2


                                 VISION GROUP OF FUNDS

                           VISION Treasury Money Market Fund
                               VISION Money Market Fund
                      VISION New York Tax-Free Money Market Fund
                     VISION Institutional Prime Money Market Fund
                        VISION U.S. Government Securities Fund
              VISION Institutional Limited Duration U.S. Government Fund
                          VISION Intermediate Term Bond Fund
                         VISION New York Municipal Income Fund
                       VISION Pennsylvania Municipal Income Fund
                              VISION Large Cap Value Fund
                             VISION Large Cap Growth Fund
                              VISION Large Cap Core Fund
                               VISION Mid Cap Stock Fund
                              VISION Small Cap Stock Fund
                           VISION International Equity Fund
                  VISION Managed Allocation Fund--Conservative Growth
                    VISION Managed Allocation Fund--Moderate Growth
                   VISION Managed Allocation Fund--Aggressive Growth


                       NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                              TO BE HELD ON JUNE 28, 2001

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of VISION Group of Funds (the "Trust"), which presently consists of eighteen portfolios or series, the VISION Treasury Money Market Fund (the "Treasury Fund"), VISION Money Market Fund (the "Money Market Fund"), VISION New York Tax-Free Money Market Fund (the "New York Tax-Free Fund"), VISION
Institutional Prime Money Market Fund (the "Prime Money Market Fund"), VISION U.S. Government Securities Fund (the "Government Fund"), VISION Institutional Limited Duration U.S. Government Fund (the "Limited Duration Fund"), VISION Intermediate Term Bond Fund (the "Intermediate Fund"), VISION New York Municipal Income Fund (the "New York Municipal Fund"), VISION Pennsylvania Municipal Income Fund (the "Pennsylvania Municipal Fund"), VISION Large Cap Value Fund (the "Large Cap Value Fund"), VISION Large Cap Growth Fund (the "Large Cap Growth Fund"), VISION Large Cap Core Fund (the "Large Cap Core Fund"), VISION Mid Cap Stock Fund (the "Mid Cap Stock Fund"), VISION Small Cap Stock Fund (the "Small Cap Stock Fund"), VISION International Equity Fund (the "International Fund"), VISION Managed Allocation Fund--Conservative Growth (the "Conservative Growth Fund"), VISION Managed Allocation Fund--Moderate Growth (the "Moderate Growth Fund") and VISION Managed Allocation Fund--Aggressive Growth (the "Aggressive Growth Fund") (each individually a "Fund," and collectively, the "Funds"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, on June 28, 2001 at 2:00 p.m., Eastern time, to vote on the following Proposals:

      1.    To elect John S. Cramer as a Trustee of the Trust (all Funds);

     2. To authorize the Trust and the Trust's investment adviser to retain and replace subadvisers, or modify subadvisory agreements, without shareholder approval (all Funds);

     3. To approve LSV Asset Management as a subadviser for the Small Cap Stock Fund (Small Cap Stock Fund only);

     4. To approve Mazama Capital Management, Inc. as a subadviser for the Small Cap Stock Fund (Small Cap Stock Fund only); and

     5. To amend the New York Tax-Free Fund's fundamental investment policy relating to investing in tax-exempt securities (New York Tax-Free Fund only).

     To vote upon any other business that may properly come before the Special Meeting or any adjournments thereof.



The Board of Trustees has fixed May 23, 2001 as the record date for determination of the shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournments of the Special Meeting.

                                       By Order of the Board of Trustees,



                                       C. Grant Anderson
                                       Secretary
May 31, 2001



                                           i


                                          (i)
                                   TABLE OF CONTENTS

                                                                            PAGE

Questions and Answers About the Special Meeting and the Proxy Statement       1

Proposal 1: Election of John S. Cramer as a Trustee of the Trust.........     6

Proposal 2: Authorization of M&T Bank and the Trust
            to Enter into and Materially Amend Subadvisory Arrangements       7

Proposal 3: Approval of LSV Asset Management as a Subadviser
            for the Small Cap Stock Fund...............................    14

Proposal 4: Approval of Mazama Capital Management, Inc. as a Subadviser
            for the Small Cap Stock Fund...............................    17

Proposal 5: Approval of Amending a Fundamental Investment Policy
            of the New York Tax-Free Fund..............................    19

Other Business.........................................................    20

Information about the Trust............................................    21

Further Information about Voting and the Special Meeting...............    27

Exhibit A:  Form of Subadvisory Agreement by and among the Trust,
            M&T Bank and LSV Asset Management..........................    A-1

Exhibit B:  Form of Subadvisory Agreement by and among the Trust,
            M&T Bank and Mazama Capital Management, Inc................    B-1

Appendix A:.Audit Committee Charter



                                          12



                                 VISION GROUP OF FUNDS

                           VISION Treasury Money Market Fund
                               VISION Money Market Fund
                      VISION New York Tax-Free Money Market Fund
                     VISION Institutional Prime Money Market Fund
                        VISION U.S. Government Securities Fund
              VISION Institutional Limited Duration U.S. Government Fund
                          VISION Intermediate Term Bond Fund
                         VISION New York Municipal Income Fund
                       VISION Pennsylvania Municipal Income Fund
                              VISION Large Cap Value Fund
                             VISION Large Cap Growth Fund
                              VISION Large Cap Core Fund
                               VISION Mid Cap Stock Fund
                              VISION Small Cap Stock Fund
                           VISION International Equity Fund
                  VISION Managed Allocation Fund--Conservative Growth
                    VISION Managed Allocation Fund--Moderate Growth
                   VISION Managed Allocation Fund--Aggressive Growth

                                 5800 Corporate Drive
                          Pittsburgh, Pennsylvania 15237-7010

                                    PROXY STATEMENT

                    QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
                                  AND PROXY STATEMENT

INFORMATION ABOUT VOTING

Q.    Who is asking for my vote?

A. The Board of Trustees (the "Board" or the "Trustees") of VISION Group of Funds (the "Trust"), in connection with the special meeting of shareholders to be held at 2:00 p.m., Eastern time, on June 28, 2001 (the "Special Meeting") at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, has requested your vote on several matters. The Trustees propose to mail the notice of the Special Meeting, the proxy card, and this Proxy Statement to shareholders of record on or about June 1, 2001.

      This Proxy Statement relates to each of the Trust's eighteen series or portfolios:

o     VISION Treasury Money Market Fund (the "Treasury Fund"),

o     VISION Money Market Fund (the "Money Market Fund"),

o    VISION New York Tax -Free Money Market Fund (the "New York Tax-Free Fund"),

o    VISION  Institutional  Prime Money  Market Fund (the  "Prime  Money  Market
     Fund"),

o    VISION U.S. Government Securities Fund (the "Government Securities Fund"),

o     VISION Institutional Limited Duration U.S. Government Fund (the "Limited
               Duration Fund"),

o     VISION Intermediate Term Bond Fund (the "Intermediate Fund"),

o    VISION  New York  Municipal  Income  Fund (the "New York  Municipal  Income
     Fund"),

o VISION Pennsylvania Municipal Income Fund (the "Pennsylvania Municipal Income Fund"),

o     VISION Large Cap Value Fund (the "Large Cap Value Fund"),

o     VISION Large Cap Growth Fund (the "Large Cap Growth Fund"),

o     VISION Large Cap Core Fund ("Large Cap Core Fund"),

o     VISION Mid Cap Stock Fund (the "Mid Cap Stock Fund"),

o     VISION Small Cap Stock Fund (the "Small Cap Stock Fund"),

o     VISION International Equity Fund (the "International Fund"),

o VISION Managed Allocation Fund-Conservative Growth (the "Conservative Growth Fund"),

o    VISION  Managed  Allocation  Fund-Moderate  Growth  (the  "Moderate  Growth
     Fund"), and

o    VISION Managed  Allocation  Fund-Aggressive  Growth (the "Aggressive Growth
     Fund").

     A series may be referred to in this Proxy Statement as a "Fund," and the series are collectively called the "Funds."

Q.    Who is eligible to vote?



A. Shareholders of record of the Funds at the close of business on May 23, 2001 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or at any adjournment of the Special Meeting. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold on each matter presented at the Special Meeting.

Q.    What is being voted on at the Special Meeting?

A. The Board is asking shareholders to vote on the following proposals affecting the Trust:

     1.   To elect John S. Cramer as a Trustee of the Trust (Proposal 1);

     2. To authorize the Trust and M&T Asset Management, a department of Manufacturers and Traders Trust Company, the Trust's investment adviser ("M&T Bank"), to retain and replace subadvisers, or modify subadvisory agreements, without shareholder approval (Proposal 2);

     3. To approve a proposed Subadvisory Agreement by and among the Trust, on behalf of the Small Cap Stock Fund, M&T Bank and LSV Asset Management ("LSV"), appointing LSV to act as a subadviser for the Small Cap Stock Fund (Proposal 3);

     4. To approve a proposed Subadvisory Agreement by and among the Trust, on behalf of the Small Cap Stock Fund, M&T Bank and Mazama Capital Management, Inc. ("Mazama"), appointing Mazama to act as a subadviser for the Small Cap Stock Fund (Proposal 4); and

     5. To approve amending a fundamental investment policy of the New York Tax-Free Fund to comply with Rule 35d-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (Proposal 5).

     At its meeting on October 18, 2000, the Board elected John S. Cramer as Trustee, and Mr. Cramer began serving as a Trustee on December 1, 2000. At its meeting on August 11, 2000, the Board reviewed and approved the structure that will allow M&T Bank and the Trust to retain and replace subadvisers, and to modify subadvisory agreements, without shareholder approval. The Board, at its May 23, 2001 meeting, considered and approved the appointment of LSV and Mazama (together, the "Proposed Subadvisers") as subadvisers for the Small Cap Stock Fund. Finally, the Board considered and approved the proposed revision to the New York Tax-Free Fund's fundamental investment policy relating to the Fund's purchase of tax-exempt instruments. All of the proposed changes are subject to shareholder approval. The purposes of the Special Meeting are set forth in the accompanying Notice.

     The following table briefly identifies the Proposals to be voted on at the Special Meeting and the shareholders who are being solicited with respect to each Proposal. As reflected in the Notice and the Proxy Statement, Proposals 3 through 5 apply only to certain Funds. Only shareholders of those Funds to which a Proposal applies will vote on that Proposal. The discussion in the Proxy Statement and your proxy card(s) clarify which Proposals apply to your Fund(s).


      --------------------------------------------------------------------------
                         Proposal                      Shareholders Solicited
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      1.    Election of John S. Cramer as a Trustee   All Funds of the Trust,
            of the Trust                              Voting Together
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      2.    Authorization of M&T Bank and the Trust
            to retain and replace subadvisers or      All Funds of the Trust,
            modify subadvisory agreements, without    Voting Separately
            shareholder approval
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      3.    Approval of LSV Asset Management as a     Small Cap Stock Fund only
            Subadviser for the Small Cap Stock Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      4.    Approval of Mazama Capital Management,
            Inc. as a Subadviser for the Small Cap    Small Cap Stock Fund only
            Stock Fund
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      5.    Amending a fundamental investment policy  New York Tax-Free Fund
            pertaining to tax-exempt investments      only
      --------------------------------------------------------------------------





Q.    How do the Trustees recommend that I vote on these proposals?

A. The Trustees recommend that shareholders vote in favor of the election of John S. Cramer as a Trustee and FOR each other proposal.

Q. How will I benefit from the implementation of a policy that allows M&T Bank and the Trust to add and replace subadvisers?

A. The Trust is requesting shareholder approval of a proposal to change the operation of the Funds to permit M&T Bank and the Trust, with the approval of the Board, to hire or terminate subadvisers, or modify subadvisory agreements, without the approval of shareholders. Currently, M&T Bank may employ, terminate or change subadvisers for the Funds only with the approval of the affected Funds' shareholders. This policy would enable the Funds to operate more efficiently because M&T Bank would be able to change subadvisers without the expenses and delays associated with obtaining shareholder approval. The advisory fee paid by the Fund would not increase as a result of any changes to subadvisers. While the Trust and the Funds are seeking authorization to implement this arrangement, it is contingent upon receipt of an exemptive order from the SEC. It is presently unclear when or whether the SEC will issue such an order to the Trust.

Q.    What changes are proposed to be made to the Small Cap Stock Fund?

A. The Proposed Subadvisers have been approved by the Board to serve as subadvisers for the Fund. The Proposed Subadvisers will not begin to manage the Small Cap Stock Fund's portfolio until shareholders of the Fund approve them at the Special Meeting. As more fully described in this Proxy Statement, the Board, at M&T Bank's recommendation, has proposed that LSV will manage the value equity portion of the Small Cap Stock Fund's investment portfolio, and Mazama will manage the growth equity portion of the Fund's investment portfolio.

Q.    Who are LSV and Mazama?

A. LSV and Mazama are each investment advisers that are registered with the SEC. The Proposed Subadvisers currently act as subadvisers to other investment companies that have investment objectives and policies similar to those of the Small Cap Stock Fund.

Q. How will shareholders of the Small Cap Stock Fund benefit from the approval of these proposed changes?

A. M&T Bank believes that the Proposed Subadvisers will provide the Small Cap Stock Fund and its shareholders with a consistent investment process through a disciplined long-term approach. By allocating the Small Cap Stock Fund's assets among two components--a growth equity component and a value equity component (which allocation M&T Bank will revise, from time to time, according to market conditions) and by engaging specialized subadvisers for managing these components--M&T Bank believes that the Small Cap Stock Fund may perform better in a variety of economic conditions.

Q. Why is it proposed to revise the New York Tax-Free Fund's fundamental investment policy relating to investment in tax-exempt securities?

A. The proposed change in the fundamental investment policy of the New York Tax-Free Fund results from a new rule adopted by the SEC in January of this year. M&T Bank does not anticipate that the revised fundamental investment policy will materially change the manner in which the New York Tax-Free Fund is managed.

Q.    Who is paying for expenses related to the Special Meeting?

A. The Trust will bear the costs relating to the Proxy Statement preparation, printing, mailing and solicitation and of the Special Meeting.

Q.    When will the Proposals take effect if they are approved?

A. If approved, each of Proposals 2-5 will become effective on or about July 1, 2001. In the case of Proposal 1, Mr. Cramer is currently serving as a Trustee of the Trust, and it is anticipated that he will continue to serve as a Trustee following his election by shareholders.

Q.    How do I vote my shares?

A.   You may vote your shares (i) in person,  by attending the Special  Meeting,
     (ii) by mail, (iii) by calling toll-free 1-800-690-6903, or (iv) online through the web site at www.proxyvote.com. To vote by mail, sign, date and send us the enclosed proxy in the envelope provided.

     Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 5, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for any of the Proposals 1 through 5, your shares will be voted by the proxies as follows:

o IN FAVOR of the election of John S. Cramer as a Trustee of the Trust (Proposal 1);

o IN FAVOR of authorizing M&T Bank and the Trust to enter into and amend subadvisory arrangements, without shareholder approval (Proposal 2);

o IN FAVOR of LSV serving as a subadviser for the Small Cap Stock Fund (Proposal 3);

o IN FAVOR of Mazama serving as a subadviser for the Small Cap Stock Fund (Proposal 4); and

o IN FAVOR of amending the fundamental investment policy of the New York Tax-Free Fund concerning the Fund's investment in tax-exempt obligations (Proposal 5).

Q.    If I send my proxy in now as requested, can I change my vote later?

A. You may revoke your proxy at any time before it is voted by: (1) sending to the Secretary of the Trust a written revocation, or (2) forwarding a later-dated proxy that is received by the Trust at or prior to the Special Meeting, or (3) attending the Special Meeting and voting in person. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the Special Meeting to be held.





                                     THE PROPOSALS

                        PROPOSAL 1: ELECTION OF JOHN S. CRAMER
                               AS A TRUSTEE OF THE TRUST

This Proposal Pertains to All Funds.

Who are the current Trustees, and who is standing for election as a Trustee?

The Board currently consists of six (6) Trustees:  Randall I. Benderson,  Joseph
J. Castiglia, John S. Cramer, Mark J. Czarnecki, Daniel R. Gernatt, Jr. and George K. Hambleton. Each of the Trustees is currently serving on the Board, and except for Mr. Cramer, was previously elected by shareholders on October 23, 2000. Messrs. Benderson, Castiglia, Czarnecki, Gernatt and Hambleton have served as Trustees since August 11, 2000, and Mr. Cramer has served as a Trustee since December 1, 2000. Please see "Who are the Incumbent Trustees of the Trust?" in this Proxy Statement for biographical information about the Trustees, including Mr. Cramer.



The role of the Trustees is to oversee the operations of the Funds. The Board is responsible for managing the Trust's business affairs and for exercising all of the Trust's powers except those reserved to shareholders. The Trustees seek to make certain that the Trust is operated for the benefit of shareholders. The Trustees review the Funds' performance, and select and oversee the services provided to the Funds by M&T Bank, the subadvisers, and the Trust's other service providers. The Trust established an Audit Committee in August 2000, composed of Messrs. Benderson, Castiglia, Cramer, Gernatt and Hambleton. The Audit Committee has adopted a written charter, a copy of which is attached to this Proxy Statement as Appendix A. The Trust does not have any standing nominating or compensation committees of the Board (or committees that perform similar functions) at the present time. The Audit Committee did not meet during the fiscal year ended April 30, 2001.

Mr. Cramer is currently eligible and has consented to continue to serve as a Trustee if elected by shareholders. The Board has no reason to believe that Mr. Cramer will become unavailable for election as a Trustee. If elected, Mr. Cramer, like the other Trustees, will hold office without limit in time until death, resignation, retirement or removal, or until the next meeting of shareholders to elect Trustees and the election and qualification of his successor. The election of Mr. Cramer as a Trustee requires a plurality vote of the shares represented in person or by proxy at the Special Meeting and entitled to vote.

If Mr. Cramer shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxy may be cast for a substitute candidate by the persons named on the proxy card, or their substitutes, present and acting at the Special Meeting. The selection of any substitute candidate for election as a Trustee who is not an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) shall be made by a majority of the Trustees who are not "interested persons" (the "Independent Trustees").

                         THE BOARD OF TRUSTEES RECOMMENDS THAT
                       SHAREHOLDERS VOTE TO ELECT JOHN S. CRAMER
                               AS A TRUSTEE OF THE TRUST
--------------------------------------------------------------------------------





     PROPOSAL 2: APPROVAL AUTHORIZING THE TRUST AND THE TRUST'S INVESTMENT ADVISER TO RETAIN AND REPLACE SUBADVISERS, OR MODIFY SUBADVISORY AGREEMENTS, WITHOUT OBTAINING SHAREHOLDER APPROVAL

This Proposal Applies to All Funds.

At a meeting of the Trustees of the Trust held on May 23, 2001 (the "May Board Meeting"), the Trustees approved the submission for shareholder consideration of a proposal to adopt a policy to permit the Trust and M&T Bank, in its capacity as each Fund's investment adviser, to enter into, and materially amend, subadvisory agreements with each of the subadvisers which are retained by M&T Bank and the Trust to manage the Funds, without obtaining shareholder approval. Submission of this proposal for shareholder approval is required under the terms of an application for an exemptive order (the "Application") that the Trust and M&T Bank have filed with the SEC. The requested order would grant exemptive relief from the provisions of the 1940 Act and its rules, as discussed below.

The Board recommends that shareholders of each Fund approve Proposal 2. Approval by the Board, including a majority of the Independent Trustees, will continue to be required prior to entering into a new subadvisory agreement with respect to any Fund and amending an existing subadvisory agreement with respect to any Fund. However, if shareholders approve this proposal, a shareholder vote will not be required to approve subadvisory agreements and material changes to them. In addition, the proposal will only apply to entering into any subadvisory agreement with a subadviser that is not an "affiliated person" (as defined in Section 2(a)(3) of the 1940 Act) of M&T Bank or the applicable Fund, other than by reason of serving as a subadviser to such Fund or other than a wholly-owned subsidiary of M&T Bank, or M&T Bank's parent, M&T Bank Corporation.

Why is this policy being recommended and how will it benefit the Funds?

The Board believes that it is appropriate and in the best interests of each Fund's shareholders to provide M&T Bank and the Board with maximum flexibility to recommend, supervise and evaluate subadvisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow each Fund to operate more efficiently. Currently, to appoint a subadviser or to materially amend a subadvisory agreement, the Trust must call and hold a shareholder meeting of each affected Fund, create and distribute proxy materials, and solicit proxy votes from the Fund's shareholders. Further, if a subadviser is acquired, the Trust presently must seek approval of a new subadvisory agreement from shareholders of the affected Funds, even where there will be no change in the persons managing a Fund. This process is time-consuming and costly, and the costs are generally borne entirely by the respective Fund, with a consequent reduction in shareholder investment return. Over the past three years, each of the New York Tax-Free Fund, the International Equity Fund and the Large Cap Growth Fund has had to solicit its shareholders to approve such arrangements. Without the delay inherent in holding a shareholder meeting, M&T Bank and the Board would be able to act more quickly and with less expense, to appoint a subadviser when the Board and M&T Bank believe that the appointment would benefit a Fund.

In its capacity as adviser to each Fund, M&T Bank currently oversees and monitors the performance of each Fund's subadviser(s). M&T Bank is responsible for determining whether to recommend to the Board that a particular subadvisory agreement be entered into or terminated. The initial determination of whether to recommend entering into a subadvisory agreement on behalf of a Fund usually depends on whether M&T Bank has experience and/or sufficient resources in managing the Fund's principal type of investments (e.g., small cap equities, international securities, etc.). If M&T Bank has the requisite experience, it will not engage a subadviser, and M&T Bank will undertake to manage the Fund itself. Typically, M&T Bank will recommend a subadviser only in those cases where M&T Bank does not have experience and/or sufficient resources in managing the Fund's principal type of investment. In contrast, the determination of whether to recommend the termination of a subadvisory agreement depends on a number of factors, including, but not limited to, the subadviser's performance record while managing a Fund.

By investing in a Fund, shareholders in effect hire M&T Bank to manage the Fund's assets directly or to hire an external subadviser possessing the required experience under M&T Bank's supervision. Accordingly, the Board believes that shareholders expect that M&T Bank and the Board take responsibility for overseeing each Fund's subadviser(s) and for recommending their hiring, termination and replacement.



Thus, consistent with the contractual arrangements under which M&T Bank has been engaged as an adviser and the subadvisers serve as subadvisers, and in light of M&T Bank's experience in recommending and monitoring subadvisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of subadvisers to be conducted by M&T Bank. The Board also believes that this approach would be consistent with shareholders' expectations that M&T Bank will use its expertise to recommend to the Board qualified candidates to serve as subadvisers in those situations, for example, when M&T Bank personnel do not possess experience in managing the particular type of assets, or where M&T Bank lacks the resources for day-to-day management of the Fund.

What role will the Board play?

The Board will continue to provide oversight of the subadvisory selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended subadvisory agreements. In addition, under the 1940 Act and the terms of the subadvisory agreements, the Board, including a majority of the Independent Trustees, are required to annually review and consider for renewal each of these agreements after the initial term. Upon entering into, renewing or amending a subadvisory agreement, M&T Bank and a subadviser have a legal duty to provide to the Board information on pertinent factors.

Will advisory fees paid by a Fund increase if this policy is approved?

SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN AN INCREASE IN THE TOTAL AMOUNT OF INVESTMENT ADVISORY FEES THAT A FUND PAYS TO M&T BANK. When engaging subadvisers and entering into and amending subadvisory agreements, M&T Bank has negotiated and will continue to negotiate fees with these subadvisers. Because these fees are paid by M&T Bank, and not directly by each Fund, any fee reduction negotiated by M&T Bank may benefit M&T Bank, and any increase will be a detriment to M&T Bank. The fees paid to M&T Bank by the Funds and the fees paid to subadvisers by M&T Bank are considered by the Board in annually approving and renewing the advisory and subadvisory agreements. No fee increase to any Fund is presently contemplated. If, however, an advisory fee increase were proposed, the increase would require shareholder approval. In any event, if shareholders approve this proposal, M&T Bank, pursuant to each Fund's investment advisory agreement and other agreements, will continue to provide the same level of management and administrative services to the Funds as it is currently providing.

What does the Application require the Trust and M&T Bank to do?

The Trust and M&T Bank filed the Application on April 4, 2001 with the SEC, requesting an order for relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder. These provisions of the 1940 Act require that (in addition to Fund Trustees), a Fund's shareholders approve advisory agreements, including the subadvisory agreements on behalf of a Fund, and must also approve any material amendment to such an advisory agreement. If shareholders approve this proposal, M&T Bank and the Trust would , subject to Trustee approval, be authorized to evaluate, select and retain new subadvisers for the Funds, or materially amend an existing subadvisory agreement, without obtaining further approval of the affected Fund's shareholders.

Under the terms of the Application, the Trust and M&T Bank have proposed to agree to a number of conditions in order to obtain the requested relief. Briefly summarized, these conditions include:

     1.   Before a Fund may rely on the order,  the operation of the Fund in the
          manner   described  in  this   Proposal   will  be  approved  by  Fund
          shareholders;

     2. A Fund relying on the order will disclose in its prospectus the terms and effect of the order, and will also disclose that M&T Bank has ultimate responsibility for monitoring, evaluating and recommending the hiring, terminating and replacing of subadvisers;

     3. A majority of the Board will be Independent Trustees, who will also be responsible for the nomination of new or additional Independent Trustees;

     4. When a subadviser affiliated with M&T Bank is proposed, a majority of the Board and the Independent Trustees will determine that the hiring of the affiliated subadviser is in the best interest of Fund shareholders and does not involve an inappropriate conflict of interest;

     5. Within 90 days of the hiring of any new subadviser, M&T Bank will furnish Fund shareholders with information about the subadviser that would be included in a proxy statement;

     6.   M&T  Bank  will  provide  general  management  services  to the  Fund,
          including   overall   supervisory   responsibility   for  the  general
          management and investment of each Fund's portfolio;

     7. No Trustee/director or officer of the Trust or M&T Bank will own any interest in any subadviser, with certain specified exceptions; and

     8. Shareholders of a Fund will approve any change to a subadvisory agreement that would increase overall advisory fees of a Fund.

There is no assurance that the SEC will issue the order that is requested in the Application. Furthermore, the SEC may request that the Trust and M&T Bank agree to conditions that are different from, or in addition to, the conditions summarized above.

As of the date of this Proxy Statement, and except as described in Proposals 3 and 4 of this Proxy Statement (which are not affected by this Proposal 2), M&T Bank is not aware of any reason why any current subadviser of a Fund will not continue to serve in its capacity under terms substantially identical to its existing subadvisory agreement. Subject to the SEC granting the Application, if a Fund's shareholders do not approve the Proposal, the Funds will continue to be required to call a special meeting to obtain shareholder approval of new subadvisers or material changes in the Funds' subadvisory agreements.





What is the vote required to approve this Proposal 2?

The affirmative vote of a "majority of outstanding voting securities" of a Fund is required to approve this Proposal, as more fully described in "Further Information About Voting and the Special Meeting" in this Proxy Statement.

                         THE BOARD OF TRUSTEES RECOMMENDS THAT
                           SHAREHOLDERS VOTE FOR PROPOSAL 2

 -------------------------------------------------------------------------------



                           INTRODUCTION TO PROPOSALS 3 AND 4

Proposals 3 and 4 Pertain to the Small Cap Stock Fund Only.

What changes are being proposed for the Small Cap Stock Fund?

At the May Board Meeting, the Board approved, upon the recommendation of M&T Bank and the Trust's management, the termination of the current Subadvisory Agreement by and among the Trust, M&T Bank and Martindale Andres & Co., Inc. ("Martindale"), dated November 1, 2000 (the "Current Subadvisory Agreement"), and acted to:

     1. approve a new subadvisory agreement by and among the Trust, M&T Bank and LSV Asset Management (the "Proposed LSV Subadvisory Agreement"), appointing LSV as a subadviser for the Small Cap Stock Fund, to manage the value equity portion of the Fund's portfolio; and

     2. approve a new subadvisory agreement by and among the Trust, M&T Bank and Mazama Capital Management, Inc. (the "Proposed Mazama Subadvisory Agreement"), appointing Mazama as a subadviser for the Small Cap Stock Fund, to manage the growth equity portion of the Fund's portfolio.

(The Proposed LSV Subadvisory Agreement, a copy of which is attached as Exhibit A to this Proxy Statement, and the Proposed Mazama Subadvisory Agreement, a copy of which is attached as Exhibit B to this Proxy Statement, are together the "Proposed Subadvisory Agreements.")

For the reasons described in greater detail below, the Board approved the appointment of LSV and Mazama to succeed Martindale as the subadvisers for the Small Cap Stock Fund. Accordingly, LSV and Mazama accepted the appointment to serve as subadvisers for the Small Cap Stock Fund, to become effective on or about July 1, 2001, subject to the approval of the shareholders of the Small Cap Stock Fund at the Special Meeting. Shareholders of the Small Cap Stock Fund are now being asked to approve the Proposed Subadvisory Agreements under which LSV and Mazama will be responsible for managing the Small Cap Stock Fund's portfolio of investments. Shareholder approval of both Proposed Subadvisory Agreements is required for the implementation of the Proposed Subadvisory Agreements. That is, the Proposed LSV Subadvisory Agreement will be implemented only if the shareholders of the Small Cap Stock Fund approve both the Proposed LSV Subadvisory Agreement and the Proposed Mazama Subadvisory Agreement. Similarly, the Proposed Mazama Subadvisory Agreement will be implemented only if the shareholders of the Small Cap Stock Fund approve both the Proposed Mazama Subadvisory Agreement and the Proposed LSV Subadvisory Agreement. The Proposed Subadvisory Agreements are substantially similar to the Current Subadvisory Agreement, except for: (i) the compensation payable by M&T Bank to LSV and Mazama, respectively; (ii) the effective dates of the Agreements and their terminations; and (iii) provisions in the Proposed Subadvisory Agreements that state that LSV will manage the value equity portion of the Small Cap Stock Fund's investments, and that Mazama will manage the growth equity portion of the Small Cap Stock Fund's investments.

Why did the Trust's management and M&T Bank recommend these changes?



The Trust's management and M&T Bank determined it was necessary to appoint the Proposed Subadvisers based upon the fact that William C. Martindale, the current portfolio manager of the Small Cap Stock Fund, is resigning from Martindale, effective July 1, 2001. Mr. Martindale is presently the only individual at Martindale who possesses the requisite experience in managing small cap equity funds. Furthermore, M&T Bank does not have a portfolio manager with sufficient experience in small cap equities to undertake to direct the management of the Small Cap Stock Fund's portfolio at this time.

In view of Mr. Martindale's pending departure, M&T Bank carefully considered the succession issue with respect to the management of the Small Cap Stock Fund, particularly taking into account M&T Bank's view as to the appropriate positioning of the Small Cap Stock Fund. M&T Bank has positioned the Small Cap Stock Fund as a "core fund," which does not follow exclusively a growth or value investment style, but which can overweight or underweight stocks of either style, based on M&T Bank's analysis of which style, at any point in time, would produce the best investment result.

In order to best achieve the objective of pursuing the core model, M&T Bank concluded that the Small Cap Stock Fund's shareholders would be best served by a multi-manager approach. This conclusion was based on several factors. First, M&T Bank believes that combining the expertise of two subadvisers, each of which has recognized excellence in a particular investment discipline, will produce a better result than using a single subadviser that is solely a growth manager or a value manager, or that is a core manager and, thus, more of a generalist.

The second, and related factor is that, in the universe of small cap advisers, the overwhelming majority of advisers specialize in either growth or value management, resulting in a dearth of highly qualified "core" advisers. M&T Bank also considered the fact that the multi-manager approach is being used successfully by an increasing number of other fund groups.

The choice of the Proposed Subadvisers followed an extensive search and rigorous screening process. In each case, each manager in the universe of small cap equity managers was initially screened for its performance record over a number of years. Because M&T Bank's management style focuses on risk control (consistent with high total return), only managers which consistently produced above average results were considered eligible for further screening.

Each manager that passed the initial screening was further screened to determine whether its investment philosophy and its methodology were consistent with M&T Bank's investment philosophy and methodology, namely: (i) seeking to control portfolio risk; (ii) identifying trends that will influence the economic environment; (iii) attempting to buy stocks at attractive valuations; (iv) conducting top-down research to assess the economic outlook and identify trends;
(v) conducting bottom-up research on a company-specific basis; and (vi) conducting both top-down and bottom-up research on a quantitative basis.

After identifying a relatively small number of candidates that satisfied M&T Bank's criteria, M&T Bank conducted in-person interviews with key personnel from each candidate. In making its final decision, M&T Bank also conducted due diligence to evaluate the remaining candidates' financial condition, the experience and capability of their key employees and the sufficiency of their regulatory and financial controls. As a result of this selection process, M&T Bank selected LSV and Mazama as the proposed managers of Small Cap Stock Fund.

As provided in the Proposed Subadvisory Agreements, M&T Bank will, in its capacity as investment adviser for the Small Cap Stock Fund, determine what portion of the Small Cap Stock Fund's assets should be allocated to LSV to manage (the "Value Equity Portion") and what portion of the Fund's assets should be allocated to Mazama to manage (the "Growth Equity Portion"). The percentage of the Small Cap Stock Fund's total assets that will be allocated to each of the Value Equity Portion and the Growth Equity Portion (and hence, the amount of total assets that will be managed by each Proposed Subadviser) will be modified, from time to time, at M&T Bank's sole discretion, based on M&T Bank's quantitative skills in identifying, on a continuous basis, whether the economic and other conditions prevailing in the market would favor one investment style over the other. In making changes to the allocations, M&T Bank will consider the relevant tax effects, if any, to shareholders of the Small Cap Stock Fund. In addition, M&T Bank may engage one or more additional subadvisers in the future to manage portions of the Small Cap Stock Fund, subject to such Board and shareholder approval as is necessary.

Will the approval of the Proposed Subadvisory Agreements impact the Fund's current investment advisory agreement with M&T Bank, or raise the Small Cap Stock Fund's advisory fees or other expenses?

No. Pursuant to an Investment Advisory Contract dated May 11, 2001 (the "Advisory Agreement"), M&T Bank receives an annual advisory fee from the Small Cap Stock Fund. This fee is payable to M&T Bank at the annual rate of 0.85%, based on average daily net assets of the Small Cap Stock Fund.

The terms of the Advisory Agreement, which will not be affected by Proposals 3 and 4 to be voted on at the Special Meeting, provide that M&T Bank may employ or contract with such other person(s) or corporation(s) (including a subadviser) at M&T Bank's own cost and expense. The Small Cap Stock Fund itself bears no responsibility for payment of the subadvisory fees and, therefore, approval of the Proposed Subadvisory Agreements in Proposals 3 and 4 will not affect the overall investment advisory fee payable by the Small Cap Stock Fund to M&T Bank or otherwise result in an increase in Fund expenses.

For the fiscal year ended April 30, 2001, the Small Cap Stock Fund paid $304,355 to M&T Bank for its investment advisory services with respect to the Fund. For additional information about M&T Bank, see "Information About the Trust--Who are the service providers for the Funds?--the Adviser"in this Proxy Statement. For the fiscal year ended April 30, 2001, the Small Cap Stock Fund did not pay any brokerage commissions to affiliated brokers for portfolio transactions.

Why are the Proposed Subadvisory Agreements being presented for shareholder approval?

Section 15(c) of the 1940 Act forbids an investment company from entering into, renewing, or performing under any advisory agreement (including any subadvisory agreement), unless the terms of the new advisory agreement have been approved by the vote of the majority of the disinterested trustees. While this was accomplished at the May Board Meeting, Section 15(a) of the 1940 Act provides that a person may not act as an adviser of a registered investment company unless the advisory agreement also has been approved by a vote of a majority of the company's voting securities. Therefore, the Trust's management and M&T Bank are presenting the Proposed Subadvisory Agreements for approval by the Small Cap Stock Fund's shareholders.



What are the provisions of the Current Subadvisory Agreement?

Pursuant to the Current Subadvisory Agreement, Martindale acts as the subadviser for the Small Cap Stock Fund. Martindale provides an investment program for the Small Cap Stock Fund in accordance with its investment policies, limitations and restrictions. Martindale places orders for purchases and sales of portfolio investments; instructs and provides information to the Small Cap Stock Fund's custodian regarding securities and cash transactions; provides information to M&T Bank regarding portfolio investments; and maintains records required by the 1940 Act.

For the subadvisory services provided to the Small Cap Stock Fund, Martindale receives a monthly fee from M&T Bank based on the Small Cap Stock Fund's average daily net assets. Martindale receives an allocable portion of the advisory fees that M&T Bank, as investment adviser, receives from the Small Cap Stock Fund. The allocation is based upon the amount of securities which Martindale manages for the Small Cap Stock Fund. This fee is paid by M&T Bank out of the fees it receives and is not a Fund expense. Under the fee schedule contained in the Current Subadvisory Agreement, Martindale is paid a fee by M&T Bank at the following annual rates: 0.50% on the first $50 million of average daily net assets, 0.40% on the next $50 million of average daily net assets, 0.30% on the next $100 million of average daily net assets, and 0.20% on average daily net assets over $200 million. For the fiscal year ended April 30, 2001, M&T Bank paid Martindale subadvisory fees totaling $153,857 for Martindale's services as subadviser to the Small Cap Stock Fund.

Under the terms of the Current Subadvisory Agreement, Martindale is not liable to the Trust for any error of judgment, mistake of law or any loss suffered in connection with any matters to which the Agreement relates or any other act or omission in the performance of its duties under the Agreement, except in the case of its willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the agreement.

The Current  Subadvisory  Agreement may be terminated without penalty upon sixty
(60) days' written notice by the Trust, upon the vote of a majority of Trustees or by a vote of the majority of the Small Cap Stock Fund's outstanding voting securities, or upon one hundred twenty (120) days' written notice by Martindale.

The Board and the initial shareholder of the Small Cap Stock Fund approved the Current Subadvisory Agreement on August 11, 2000.

What are the provisions of the Proposed Subadvisory Agreements?

The Proposed Subadvisory Agreements will be substantially similar to the Current Subadvisory Agreement, except for the fees payable to the Subadvisers, the dates of the Agreements and the responsibility for managing the Small Cap Stock Fund's assets, as more fully described below. The Proposed Subadvisory Agreements will be dated as of July 1, 2001, a date following their approval by shareholders of the Small Cap Stock Fund. Each of the Proposed Subadvisory Agreements will be in effect for an initial period of two years, to be continued thereafter from year to year if approved in conformity with the requirements of the 1940 Act.

Each of the Proposed Subadvisory Agreements provides that it may be terminated at any time without penalty by vote of the Board or by vote of a majority of the Small Cap Stock Fund's outstanding voting securities on 60 days' written notice to LSV or Mazama, as applicable. The Proposed Subadvisory Agreements also may be terminated without penalty by M&T Bank on 60 days' written notice to LSV or Mazama, or at any time if LSV or Mazama become unable to discharge their duties and obligations under the respective Proposed Subadvisory Agreement. Lastly, the Proposed Subadvisory Agreements may be terminated by LSV or Mazama on 120 days' written notice to M&T Bank. The Proposed Subadvisory Agreements automatically terminate in the event of their assignment.

How do the Proposed Subadvisory Agreements differ from the Current Subadvisory Agreement? The Proposed Subadvisory Agreements nevertheless differ from the Current Subadvisory Agreement in three ways. First, the compensation schedules vary among the Agreements. For its services as subadviser for the Small Cap Stock Fund, LSV, under the Proposed LSV Subadvisory Agreement, will be paid a fee by M&T Bank at the following annual rates, based on the average daily net asset value of the Fund: 0.65% of the first $50 million of the Small Cap Stock Fund's average daily net assets that M&T Bank identifies as the Value Equity Portion of the Fund's investment portfolio, and 0.55% of such assets in excess thereof. For its services as subadviser for the Small Cap Stock Fund, Mazama, under the Proposed Mazama Subadvisory Agreement, will be paid a fee by M&T Bank at the annual rate of 0.70% of the Small Cap Stock Fund's average daily net assets that M&T Bank identifies as the Growth Equity Portion of the Fund's investment portfolio.

Second, the Proposed Subadvisory Agreements, as described above, provide for the division of the Small Cap Stock Fund's assets into the Value Equity and Growth Equity Portions, and the allocation of assets between these two categories among the Proposed Subadvisers by M&T Bank, from time to time. The Current Subadvisory Agreement does not contemplate a bifurcation or other division of the Small Cap Stock Fund's assets, and simply states that Martindale will manage the Fund's investments.

Third and finally, as discussed above, the effective dates and termination dates of the Proposed Subadvisory Agreements vary from the Current Subadvisory Agreement.



                   PROPOSAL 3: APPROVAL OF THE PROPOSED SUBADVISORY
                  AGREEMENT WITH LSV ASSET MANAGEMENT BY SHAREHOLDERS
                              OF THE SMALL CAP STOCK FUND

What did the Board consider and review in determining to recommend LSV as a subadviser?

The Trustees conferred with representatives of LSV and M&T Bank at the May Board Meeting to consider the proposal by M&T Bank and its effects on the Small Cap Stock Fund. Legal counsel assisted the Board, and provided advice on, among other things, the Board's fiduciary obligations in considering the Proposed LSV Subadvisory Agreement.

In evaluating the Proposed LSV Subadvisory Agreement, the Board reviewed materials furnished by LSV, M&T Bank and Trust counsel. The Board reviewed information about LSV, including its personnel, operations, and financial condition. Representatives of LSV participated via telephone at the May Board Meeting and described in detail the background of the members of LSV's proposed portfolio management team for the Small Cap Stock Fund. Representatives of LSV discussed with the Board the investment decision-making process and investment management style of LSV.

The Board specifically considered the following as relevant to its recommendations to approve LSV as a subadviser for the Small Cap Stock Fund: (1) that the terms of the Proposed LSV Subadvisory Agreement are substantially similar to those of the Current Subadvisory Agreement, except for the dates of execution and termination, the fees payable to LSV, and the fact that LSV will manage the Value Equity Portion of the Small Cap Stock Fund's investment portfolio; (2) the history, qualifications and background of LSV and its personnel; (3) the performance information of LSV with regard to managing mutual funds and investment portfolios similar to the Small Cap Stock Fund; (4) M&T Bank's due diligence review of LSV and recommendation to engage LSV as a subadviser of the Small Cap Stock Fund; (5) M&T Bank's services to the Small Cap Stock Fund; (6) the fact that LSV's investment philosophy and methodology are consistent with M&T Bank's investment philosophy and methodology; and (7) other factors deemed relevant by the Trustees.

After due consideration, the Board, including a majority of the Independent Trustees, approved the appointment of LSV as a proposed subadviser for the Small Cap Stock Fund to manage the Value Equity Portion of the Fund's portfolio, subject to the approval of the Small Cap Stock Fund's shareholders at the Special Meeting.

What are LSV's qualifications to subadvise the Small Cap Stock Fund?

LSV is an active quantitative value equity money manager that currently oversees $7 billion of client assets in a broad range of investment styles for retirement plans, endowments and foundations, corporations, public funds and mutual fund sponsors. LSV's principal place of business is 200 West Madison Street, Suite 2780, Chicago, Illinois 60806.

Set forth below are the names and titles of the managing partners, general partners and officers of LSV. Unless otherwise noted, the address of each individual is 200 West Madison Street, Suite 2780, Chicago, Illinois 60806.

           Name                   Title/Position            Other Business

Josef Lakonishok            Partner, Chief Executive              N/A
                            Officer and Portfolio
                            Manager

Robert Vishny               Partner and Portfolio                 N/A
                            Manager

Menno Vermuelen             Partner, Portfolio                    N/A
                            Manager and Senior
                            Quantitative Analyst

Tremaine Atkinson           Partner and Chief                     N/A
                            Operating Officer

Christopher LaCroix         Partner and Managing                  N/A
169 East Avenue             Director
Norwalk, CT  06851          of New Business
                            Development

Andrei Shleifer             Partner and Researcher     Professor of Economics,
M9 Littauer Center                                     Harvard University
Cambridge, MA  02138

If approved by shareholders, the Value Equity Portion of the Small Cap Stock Fund will be managed by LSV's team of portfolio managers, who are supported by specialized fundamental, quantitative and technical analysts. Josef Lakonishok, Robert Vishny, Menno Vermuelen and Andrei Shleifer will comprise the LSV portfolio management team for the Small Cap Stock Fund. The role of the portfolio management team includes quantitative modeling, research, performance measurement and attribution analysis, benchmarking, optimization and programming. These individuals will conduct ongoing research relating to management of the Value Equity Portion of the Small Cap Stock Fund.

Mr. Lakonishok has more than 24 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign. Mr. Vishny has more than 15 years of investment and research experience. In addition to his duties at LSV, Mr. Vishny serves as the Eric J. Gleacher Professor of Finance at the University of Chicago. Mr. Vermuelen has more than 10 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments. Mr. Shleifer conducts ongoing research pertaining to the LSV model. He has more than 14 years of investment and research experience.

LSV presently subadvises two other investment companies that have an investment objective similar to that of the Small Cap Stock Fund. On an annual basis, those investment companies pay the following investment management fees to LSV:

                                Net Assets Managed by
         Name of Fund           LSV as of March 31,      Annual Advisory Fee
         ------------           --------------------     -------------------
                                        2001                   Schedule
                                        ----                   --------

SEI SIIT Small Cap Fund             $178,600,000              0.50 of 1%

SEI SIMT Small Cap Value Fund       $132,900,000              0.50 of 1%

Although permitted by applicable law, at this time, LSV does not intend, when placing portfolio transactions for securities, to cause a client account to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction in return for research products and/or services provided to LSV. However, if requested, LSV may direct trades in a client's account to brokers selected by the client. In those cases, the client's trades may be executed at a different time and/or at a higher commission rate than they otherwise would have been executed if the trades were not so directed by the client.

LSV is not affiliated with M&T Bank. No Trustee of the Trust has owned any securities, or has had any material interest in, or a material interest in a material transaction with, LSV or its affiliates since the beginning of the Small Cap Stock Fund's most recent fiscal year. No officer or Trustee of the Trust is an officer, employee, director, general partner or shareholder of LSV.

What is the vote required to approve this Proposal 3?

Approval of this Proposal 3 requires the affirmative vote of a "majority of the outstanding voting securities" of the Small Cap Stock Fund, as further described in this Proxy Statement under "Further Information About Voting and the Special Meeting." In the event that shareholders of the Small Cap Stock Fund do not approve the Proposed LSV Subadvisory Agreement, LSV will not serve as a subadviser to the Fund, Mazama will not serve as a subadviser for the Fund (regardless of the vote on Proposal 4), and the Board will consider what further actions, if any, to take, including identifying another potential subadviser.





                         THE BOARD OF TRUSTEES RECOMMENDS THAT
                       SHAREHOLDERS OF THE SMALL CAP STOCK FUND
                                  VOTE FOR PROPOSAL 3

 ------------------------------------------------------------------------------





              PROPOSAL 4: APPROVAL OF THE PROPOSED SUBADVISORY AGREEMENT
                WITH MAZAMA CAPITAL MANAGEMENT, INC. BY SHAREHOLDERS OF
                               THE SMALL CAP STOCK FUND

What did the Board consider and review in determining to recommend Mazama as a subadviser?

At the May Board Meeting, the Trustees met and conferred with representatives of Mazama and M&T Bank to consider the proposal by M&T Bank and its effects on the Small Cap Stock Fund. The Board had the assistance of legal counsel who provided advice on, among other things, the Board's fiduciary obligations in considering the Proposed Mazama Subadvisory Agreement.

In evaluating the Proposed Mazama Subadvisory Agreement, the Board reviewed materials furnished by Mazama, M&T Bank and Trust counsel. The Board reviewed information about Mazama, including its personnel, operations, and financial condition. Representatives of Mazama participated via telephone at the May Board Meeting and described in detail the background of the members of Mazama's proposed portfolio management team for the Small Cap Stock Fund. Representatives of Mazama also discussed with the Board the investment decision-making process and investment management style of Mazama.

The Board specifically considered the following as relevant to its recommendation to approve Mazama as a subadviser for the Small Cap Stock Fund:
(1) that the terms of the Proposed Mazama Subadvisory Agreement are substantially similar to those of the Current Subadvisory Agreement, except for the dates of execution and termination, the fees payable to Mazama, and the fact that Mazama will manage the Growth Equity Portion of the Small Cap Stock Fund's investment portfolio; (2) the history, qualifications and background of Mazama and its personnel; (3) the performance information of Mazama with regard to managing mutual funds and investment portfolios similar to the Small Cap Stock Fund; (4) M&T Bank's due diligence review of Mazama and recommendation to engage Mazama as a subadviser of the Small Cap Stock Fund; (5) M&T Bank's services to the Small Cap Stock Fund; (6) the fact that Mazama's investment philosophy and methodology is consistent with M&T Bank's investment philosophy and methodology; and (7) other factors deemed relevant by the Trustees.

After due consideration, the Board, including a majority of the Independent Trustees, approved the appointment of Mazama as a proposed subadviser for the Small Cap Stock Fund to manage the Growth Equity Portion of the Fund's portfolio, subject to the approval of the Small Cap Stock Fund's shareholders at the Special Meeting.

What are Mazama's qualifications to subadvise the Small Cap Stock Fund?

Mazama focuses solely on small cap investing and has managed small cap portfolios since 1993. Mazama currently oversees $644 million of client assets in 26 institutional accounts, including accounts for corporations, public funds and mutual fund sponsors. Mazama's principal place of business is One SW Columbia Street, Suite 1860, Portland, Oregon 97258.

Set forth below is a listing of the directors and officers of Mazama. The address of each director and officer is One SW Columbia Street, Suite 1860, Portland, Oregon 97258, except for Ms. Degener, whose address is 800 Fifth Avenue, Suite 24-B, New York, New York 10021. The positions of the directors and officers with Mazama constitute their principal occupations.

               Name                                     Title/Position

Ronald A. Sauer                                Chairman, President
                                               and Senior Portfolio Manager

Helen M. Degener                               Director and Chief Investment
                                               Officer

Brian P. Alfrey                                Director, Vice President
                                               and Chief Operating Officer

Jill R. Collins                                Vice President of
                                               Marketing and Client Service

Stephen C. Brink                               Vice President and Director of
                                               Research

If approved by the shareholders, the Growth Equity Portion of the Small Cap Stock Fund's portfolio will be managed by Mazama's team of portfolio managers who are supported by specialized fundamental, quantitative and technical analysts. Ronald A. Sauer and Stephen C. Brink, CFA will serve as the portfolio managers of the Growth Equity Portion of the Small Cap Fund's assets that will be managed by Mazama. Helen M. Degener will contribute ongoing strategic advice and research. Mr. Sauer has over 21 years of investment experience. Prior to founding Mazama in October, 1997, Mr. Sauer was President and Director of Research at Black & Co., Inc., where he had worked since 1983. Mr. Brink has over 24 years of investment experience. Prior to joining Mazama in 1997, he was Chief Investment Officer at U.S. Trust's Pacific Northwest office, where he had been employed since 1984. Ms. Degener has over 31 years of investment experience. Prior to joining Mazama, she was Senior Vice President and a portfolio manager at Fiduciary Trust Company International, where she had worked since 1994.

Mazama currently subadvises three other investment companies that have an investment objective similar to that of the Small Cap Stock Fund. On an annual basis, those investment companies pay the following investment management fees to Mazama:



                                 Net Assets Managed
         Name of Fund              by Mazama as of       Annual Advisory Fee
         ------------                                    -------------------
                                   March 31, 2001              Schedule

SEI SIIT Small Cap Fund             $245,120,561              0.50 of 1%

SEI SIMT Small Cap Growth Fund      $115,030,984              0.50 of 1%

UM Small Cap Growth Fund             $16,311,233        0.60 of 1% on the first
                                                        $200 million of assets,
                                                        0.55 of 1% on the next
                                                        $100 million, and 0.50
                                                         of 1% on assets over
                                                             $300 million

Mazama is authorized, when placing portfolio transactions for securities, to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for executing the same transaction if Mazama determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker and/or dealer, viewed in terms of either the particular transaction or Mazama's overall responsibilities with respect to multiple accounts over which Mazama exercises investment discretion.

Mazama is not affiliated with M&T Bank. No Trustee of the Trust has owned any securities, or has had any material interest in, or a material interest in a material transaction with, Mazama or its affiliates since the beginning of the Small Cap Stock Fund's most recent fiscal year. No officer or Trustee of the Trust is an officer, employee, director, general partner or shareholder of Mazama.

What is the vote required to approve this Proposal 4?

Approval of this Proposal 4 requires the affirmative vote of a "majority of the outstanding voting securities" of the Small Cap Stock Fund, as further described in this Proxy Statement under "Further Information About Voting and the Special Meeting." In the event that shareholders of the Small Cap Stock Fund do not approve the Proposed Mazama Subadvisory Agreement, Mazama will not serve as a subadviser to the Fund, LSV will not serve as a subadviser for the Fund (regardless of the vote on Proposal 3) and the Board will consider what further actions, if any, to take, including identifying another potential subadviser.



                         THE BOARD OF TRUSTEES RECOMMENDS THAT
                       SHAREHOLDERS OF THE SMALL CAP STOCK FUND
                                  VOTE FOR PROPOSAL 4

 -------------------------------------------------------------------------------

                     PROPOSAL 5: APPROVAL OF A REVISED FUNDAMENTAL
                   INVESTMENT POLICY FOR THE NEW YORK TAX-FREE FUND

This Proposal applies to the New York Tax-Free Fund Only.

What investment policy is proposed to be revised?

At the May Board Meeting, the Board approved, and recommended that shareholders of the New York Tax-Free Fund approve, a proposal to amend the New York Tax-Free Fund's investment policy that currently provides that:

     Under normal market conditions, the Fund intends to invest at least 80% of its net assets in debt obligations that pay interest exempt from federal regular income tax.

As a fundamental policy, this investment policy cannot be changed without shareholder approval.

Why is it necessary to amend this investment policy?

On January 17, 2001, the SEC adopted the new Rule 35d-1 (the "Rule") under the 1940 Act, which prohibits investment companies from using fund names that might mislead fund investors about fund investments and risks. Among other things, the Rule regulates the use by an investment company of a name suggesting exemption from federal income tax or from federal and state income taxes. Unlike other types of funds, tax-exempt funds, such as the New York Tax-Free Fund, consistent with the long-standing SEC staff position that a tax-exempt fund may not change its tax-exempt status without shareholder approval, are required under the Rule to adopt fundamental policies that implement investment restrictions. The Rule requires any investment company that uses a name indicating tax-exemption must adopt a fundamental investment policy either: (1) to invest at least 80% of its assets in investments the income from which is exempt, as applicable, from federal income tax or from both federal and state income tax; or (2) to invest its assets so that at least 80% of the income that it distributes will be exempt from federal income tax or from both federal and state income tax. The Rule's requirements apply to an investment company's investments or distributions under both the regular tax rules and the alternative minimum tax rules.

Currently, the New York Tax-Free Fund's fundamental policies do not specifically require the Fund to invest, under normal market conditions, at least 80% of its assets in investments, the income from which is exempt from federal alternative minimum tax and New York state income tax, although the Fund is, and has been since inception, managed to achieve this result. Accordingly, shareholders of the New York Tax-Free Fund will be requested to adopt a new fundamental policy which will comply fully with the new Rule.

What will the revised investment policy state?

If approved by shareholders of the New York Tax-Free Fund, the Fund would become subject to the following revised fundamental investment policy, which is designed to comply with the Rule:

     Under normal market conditions, the Fund intends to invest at least 80% of its assets in investments, the income from which is exempt from federal regular income tax, federal alternative minimum tax and New York state income tax.

How will the revised investment policy affect the management of the New York Tax-Free Fund?

If approved by shareholders, the New York Tax-Free Fund will continue to be managed by M&T Bank and Federated Investment Management Company, the subadviser to the Fund, in the same manner as presently, and the New York Tax-Free Fund will continue to pursue its investment goal of seeking a high level of current interest income that is exempt from federal regular income tax as is consistent with liquidity and relative stability of principal. If approved by shareholders, no changes are presently contemplated in the operation or management of the New York Tax-Free Fund.

What is the vote required to approve this Proposal 5?

Approval of this Proposal 5 requires the affirmative vote of a "majority of the outstanding voting securities" of the New York Tax-Free Fund, as further described in this Proxy Statement under "Further Information About Voting and the Special Meeting." In the event that shareholders of the New York Tax-Free Fund do not approve the revised policy, the Board will consider what, if any, further action to take.

                         THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS OF THE NEW YORK TAX-FREE FUND
                                  VOTE FOR PROPOSAL 5

  ------------------------------------------------------------------------------



                                    OTHER BUSINESS

The Trustees know of no other business to be presented at the Special Meeting other than Proposals 1 through 5, and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.



                              INFORMATION ABOUT THE TRUST

Who are the Incumbent Trustees of the Trust?

The names, addresses and birthdates of the Trustees, and their principal occupations during the last five years, are set forth below:

Randall I. Benderson
570 Delaware Avenue
Buffalo, NY
Birthdate:  January 12, 1955

President and Chief Operating Officer, Benderson Development Company, Inc. (construction).

Joseph J. Castiglia
Roycroft Campus
21 South Grove Street, Suite 291
East Aurora, NY  10452
Birthdate:  July 20, 1934

Director, The Energy East Corp., and its subsidiary New York State Electric & Gas Corp.; Sevenson Environmental Services, Inc.; Chairman of the Board, HealthNow New York, Inc. (health care); Chairman of the Board, Catholic Health System of New York, Inc. (health care).

John S. Cramer
4216 Jonathan Lane
Hershey, Pa  17110
Birthdate:  February 22, 1942

President and Chief Executive Officer, Pinnacle Health System.

Mark J. Czarnecki*
Manufacturers and Traders Trust Company
One M&T Plaza
Buffalo, NY  14203
Birthdate:  November 3, 1955

Executive Vice President, M&T Bank, division head for M&T Bank's investment area, M&T Investment Group.

Daniel R. Gernatt, Jr.
Richardson & Taylor Hollow Roads
Collins, NY
Birthdate:  July 14, 1940

President and CFO of Gernatt Asphalt Products, Inc.; Executive Vice President, Dan Gernatt Gravel Products, Inc.; Vice President, Countryside Sand & Gravel, Inc.




George K. Hambleton, Jr.
1003 Admiral's Walk
Buffalo, NY
Birthdate:  February 8, 1933

Retired President, Brand Name Sales, Inc. (catalogue showroom business); Retired President, Hambleton & Carr, Inc. (catalogue showroom business).

* Denotes a Trustee who is deemed to be an "interested person" as defined in the 1940 Act.

How often do the Trustees meet and what are they paid?

The Trustees anticipate meeting at least four (4) times during the current fiscal year to review the operations of the Funds and the Funds' investment performance. The Trustees also oversee the services provided to the Funds by M&T Bank and the Trust's other service providers. The Trust currently pays the Trustees, except Mr. Czarnecki, who receives no compensation, an annual retainer of $8,000, and a fee of $2,000 per Board meeting attended.



During the fiscal year ended April 30, 2001, there were six meetings of the Board. Each of the Trustees attended at least 75% of the total number of meetings of the Board. The following table shows the fees paid to the Trustees by the Trust:

   Name of Trustee1      Total Fees Received
                         from the Trust2, 3
----------------------------------------------
Randall I. Benderson          $ 12,500
Joseph J. Castiglia           $ 12,500
John S. Cramer                $ 8,000
Mark J. Czarnecki             $ 0
Daniel R. Gernatt, Jr.        $ 12,500
George K. Hambleton, Jr.      $ 12,500


1 Mr. Cramer became a Trustee of the Trust on December 1, 2000, and attended two Board meetings that were held through April 30, 2001.

2  Compensation received for the fiscal year ended April 30, 2001.

3 Total fees are provided for the Trust, which is comprised of eighteen portfolios.



The Agreement and Declaration of Trust of the Trust provides that each Trustee will continue in office until his or her respective successor is elected, and therefore, when elected, Trustees will hold office during the lifetime of the Trust, except that: (a) any Trustee may resign; (b) any Trustee may be removed with or without cause by action of at least two-thirds of the Trustees, acting at a duly constituted meeting; (c) any Trustee who requests to be retired or who has become incompetent may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust.

In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

Who are the Officers of the Trust?

The officers of the Trust are elected annually by the Trustees. Each officer holds the office until qualification of his or her successor. The names and birthdates of the officers of the Trust, as well as their principal occupations during the past five years, are set forth below:



Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930

Chairman of the Board and Treasurer

President, Executive Vice President and Treasurer of other funds distributed by Federated Securities Corp.; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services; formerly: Trustee or Director of other funds distributed by Federated Securities Corp.; CEO and Chairman, Federated Administrative Services; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Director and Executive Vice President, Federated Securities Corp.; Director, Federated Services Company; Trustee, Federated Shareholder Services Company.

Carl W. Jordan
One M&T Plaza
Buffalo, NY
Birthdate: January 2, 1955

President

President, M&T Securities, Inc., since 1998; Administrative Vice President, M&T Bank, 1995-1998.

Kenneth G. Thompson
One M&T Plaza
Buffalo, NY
Birthdate: September 4, 1964

Vice President

Vice President, M&T Bank, since 1999; Regional Sales Manager, M&T Securities, Inc., 1995-1999.

Beth S. Broderick
Federated Investors Tower
Pittsburgh, PA
Birthdate: August 2, 1965

Vice President and Assistant Treasurer

Vice President, Mutual Fund Services Division, Federated Services Company.





C. Grant Anderson
Federated Investors Tower
Pittsburgh, PA
Birthdate:  November 6, 1940

Secretary

Corporate Counsel, Federated Investors, Inc.; Vice President, Federated Services Company.

None of the officers of the Trust received salaries from the Trust during the fiscal year ended April 30, 2001. As of May 23, 2001, the Trust's Board and officers, as a group, owned less than 1% of each Fund's and the Trust's outstanding shares.



Who are the service providers for the Funds?

The Adviser. The investment adviser of the Funds is M&T Bank, located at One M&T Plaza, Buffalo, New York 14240. Pursuant to the Advisory Agreement, M&T Bank manages the Funds' assets, including buying and selling portfolio securities. M&T Bank is the principal banking subsidiary of M&T Bank Corporation, a regional bank holding company in existence since 1965.



The Co-Administrators. Federated Services Company ("FSCo"), with offices at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, and M&T Securities, Inc., an affiliate of M&T Bank, located at One M&T Plaza, Buffalo, New York 14240, each provide the Funds with certain administrative personnel and services necessary to operate the Funds. FSCo is an indirect, wholly owned subsidiary of Federated Investors, Inc. ("Federated).

The Distributor. Federated Securities Corp. ("FSC"), a registered broker-dealer and a member in good standing of the National Association of Securities Dealers, Inc., serves as the Trust's distributor. FSC, an indirect, wholly-owned subsidiary of Federated, is located at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Transfer Agent and Dividend Disbursing Agent. FSCo and its affiliate, Federated Shareholder Services Company ("FSSC"), a registered transfer agent, provide the Funds with certain financial, transfer agency and fund accounting services. FSSC, P.O. Box 8606, Boston MA, 02266-8600, is an indirect, wholly-owned subsidiary of Federated.

The Custodian and Fund Accountant. The custodian and fund accountant for the Funds is State Street Bank & Trust Company, P.O. Box 8609, Boston, MA 02266-8600.

Other Matters. The Funds' last audited financial statements and annual report, for the fiscal year ended April 30, 2000, and the Funds' semi-annual report, for the six month period ended October 31, 2000, have been previously mailed to shareholders and are available free of charge. If you have not received the annual report or semi-annual report or would like to receive additional copies, free of charge, please write the Trust at the address on the cover page of this Proxy Statement or call the Trust at 1-800-836-2211 (or, in the Buffalo area, 716-635-9368), and the annual report and semi-annual report will be sent by first-class mail within three business days. The Fund's annual report for the fiscal year ended April 30, 2001 is expected to be mailed to shareholders on or before June 29, 2001.





Principal Shareholders. As of May 23, 2001, the Funds had the following number of outstanding shares of beneficial interest:

                        Name of Fund                   Shares

             Treasury Fund                         803,797,298.6000
             Money Market Fund                   1,728,753,144.7100
             New York Tax-Free Fund                175,805,936.0000
             Prime Money Market Fund               200,262,125.7500
             Government Securities Fund              9,777,787.8980
             Limited Duration Fund                   5,598,146.8030
             Intermediate Fund                      22,144,633.3520
             New York Municipal Fund                 7,398,797.1540
             Pennsylvania Municipal Fund             8,616,037.6170
             Large Cap Value Fund                    3,271,149.1220
             Large Cap Growth Fund                   1,500,372.4210
             Large Cap Core Fund                    19,243,728.7920
             Mid Cap Stock Fund                      8,188,078.7210
             Small Cap Stock Fund                   11,119,717.4150
             International Fund                      3,588,747.0460
             Conservative Growth Fund                   50,654.4000
             Moderate Growth Fund                      181,918.0140
             Aggressive Growth Fund                    167,532.3870

Each share is entitled to one vote and fractional shares have proportionate voting rights.

From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Trust's management, as of May 23, 2001, the following entities held beneficially or of record more than 5% of each Fund's outstanding shares:

---------------------------------------------------------------------------
       Name of Fund                 Shareholder Name           Percentage
                                       and Address                Owned
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Treasury Fund              Manufacturers & Traders, Tice &          71.64%
                           Co., Buffalo, NY
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Money Market Fund          Manufacturers & Traders, Tice &          10.49%
                           Co., Buffalo, NY
                           National Financial Services Co.,          8.59%
                           New York, NY
---------------------------------------------------------------------------
---------------------------------------------------------------------------
New York Tax-Free Fund     Manufacturers & Traders Trust Co.,       26.10%
                           Tice & Co., Buffalo, NY
                           National Financial Services Co.,         22.48%
                           New York, NY                             12.58%
                           Manufacturers & Traders Trust Co.,
                           Trust Dept., Buffalo, NY
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Prime Money Market Fund    Altru Company, Altoona, PA               68.06%
                           National Financial Services Co.,         15.37%
                           New York, NY                              6.67%
                           Manufacturers & Traders, Tice &
                           Co, Buffalo, NY
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Government Securities Fund Krauss & Co., Buffalo, NY                28.73%
                           SEI Trust Company c/o M&T Bank,          19.14%
                           Oaks, PA                                 15.48%
                           Tico & Co., Buffalo, NY                   8.55%
                           Manfufacturers and Traders Bank,
                           Reho & Co., Buffalo, NY                   8.51%
                           SEI Trust Company, c/o M&T
                           Investment Group, Oaks, PA
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Limited Duration Fund      Altru Company, 57984-5, Altoona, PA      86.61%
                           Altru Company, 57976-4, Altoona, PA       6.32%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Intermediate Fund          Altru Company, 57984-5, Altoona, PA      67.70%
                           Altru Company, 57976-4, Altoona, PA      14.65%
                           Tico & Co., Buffalo, NY                  14.35%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
New York Municipal Fund    Krauss & Company, Buffalo, NY            26.71%
                           Tico & Co., Buffalo, NY                  11.76%
                           SEI Trust Company, Oaks, PA               7.57%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Pennsylvania Municipal     Altru Company, Altoona, PA               93.49%
Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Large Cap Value Fund       SEI Trust Company, c/o M&T Bank,         21.46%
                           Oaks, PA                                 16.85%
                           Tico & Co., Buffalo, NY                  12.99%
                           Krauss & Company, Buffalo, NY            11.40%
                           SEI Trust Company, c/oM&T
                           Investment Group, Oaks, PA                5.27%
                           Manufacturers and Traders Bank,
                           27082-7, Buffalo, NY                      5.07%
                           Manufacturers and Traders Bank,
                           27081-4, Buffalo, NY
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Large Cap Growth Fund      Manufacturers and Traders Bank,          42.46%
                           Reho & Co., Buffalo, NY
                           Krauss & Company, Buffalo, NY            28.22%
                           Manufacturers & Traders Trust Co.,        8.35%
                           Tice & Co., Buffalo, NY
                           Tice & Co., Buffalo, NY                   6.21%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Large Cap Core Fund        Altru Company, Cash, Altoona, PA         52.57%
                           Altru Company, c/o Trust                 15.33%
                           Operations, 57976-4, Altoona, PA
                           Reho & Co., Buffalo, NY                  12.64%
                           SEI Trust Company, Oaks, PA               7.18%
                           Altru Company, c/o Trust                  6.23%
                           Operations, 57984-5, Altoona, PA
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Mid Cap Stock Fund         SEI Trust Company, c/o M&T               33.22%
                           Investment Group, Oaks, PA
                           Tico & Co., Buffalo, NY                   7.38%
                           SEI Trust Company, c/o M&T Bank,          6.71%
                           Oaks, PA
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Small Cap Stock Fund       Altru Company, Cash, Altoona, PA         49.95%
                           Altru Company, c/o Trust                 20.32%
                           Operations, Altoona, PA                  14.19%
                           Reho & Co., Buffalo, NY                   6.95%
                           SEI Trust Company, Oaks, PA
---------------------------------------------------------------------------
---------------------------------------------------------------------------
International Fund         Altru Company, 57984-5, Altoona, PA      56.31%
                           Reho & Co., Buffalo, NY                  28.62%
                           Altru Company, 57976-4, Altoona, PA       6.62%
                           SEI Trust Company, Oaks, PA               5.87%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Conservative Growth Fund   NFSC FEBO C3X-022110, Danville, PA       10.12%
                           Paul D. Tait Legal Services for           9.54%
                           the Elderly, Buffalo, NY
                           NFSC FEBO C3X-459526,                     8.19%
                           Philadelphia, PA                          8.07%
                           NFSC FEBO C3X-065390, Mifflinburg,        5.97%
                           PA
                           State Street Bank and Trust,
                           Buffalo, NY
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Moderate Growth Fund       NFSC FEBO # 01D-051993, Crompond,         6.34%
                           NY
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Aggressive Growth Fund     None
---------------------------------------------------------------------------



FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Record Date. Shareholders of record at the close of business on May 23, 2001 (the "Record Date") are entitled to be present and to vote at the Special Meeting or any adjournment of the Special Meeting. Each share of record is entitled to one vote on each matter presented at the Special Meeting.

How may I vote my shares?

You may vote your shares (i) in person, by attending the Special Meeting, (ii) by mail, (iii) by calling toll-free 1-800-690-6903, or (iv) online through the web site at www.proxyvote.com. To vote by mail, sign, date and send us the enclosed proxy card in the envelope provided.



Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 5, your proxy card will be voted as you indicated. If you simply sign and date the proxy card, but do not specify a vote for any of the Proposals 1 through 5, your shares will be voted IN FAVOR of the election of John S. Cramer as a Trustee (Proposal 1), IN FAVOR of authorizing the Trust and the Trust's investment adviser to retain and replace subadvisers, or modify subadvisory agreements, without obtaining shareholder approval (Proposal 2), IN FAVOR of LSV serving as a subadviser for the Small Cap Stock Fund (Proposal 3), IN FAVOR of Mazama serving as a subadviser for the Small Cap Stock Fund (Proposal 4), and IN FAVOR of amending the fundamental investment policy of the New York Tax-Free Fund concerning the Fund's investment in tax-exempt obligations (Proposal 5).

Revocation of Proxies. You may revoke your proxy at any time by sending to the Trust a written revocation or a later-dated proxy card that is received at or before the Special Meeting, or by attending the Special Meeting and voting in person.

Solicitation of Proxies. Your vote is being solicited by the Board of Trustees of the Trust. The cost of preparing and mailing the notice of meeting, proxy cards, this Proxy Statement, and any additional proxy materials, has been or will be borne by the Trust. The Trust will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. The Trust will not reimburse Trustees and officers of the Trust, or regular employees and agents of M&T or FSCo involved in the solicitation of proxies. The Trust intends to pay all costs associated with the solicitation and the Special Meeting.



Proxy solicitations will be made primarily by mail, but they may also be made by telephone, telegraph, personal interview or oral solicitations conducted by certain officers or employees of the Trust, FSSC (the Trust's transfer agent), or M&T Securities, Inc. or FSCo (the Trust's co-administrators) or, if necessary, a commercial firm retained for this purpose. Proxy solicitations may also be made through the Internet. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust does not anticipate engaging a solicitation firm to solicit proxies from brokers, banks, other institutional holders and individual shareholders.

Voting by Broker-Dealers. The Trust expects that, before the Special Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Funds understand that New York Stock Exchange rules permit the broker-dealers to vote on certain of the proposals to be considered at the Special Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Quorum and Required Vote. The presence, in person or by proxy, of thirty-three and one-third percent (33 1/3%) of the shares of the Trust entitled to vote shall constitute a quorum for purposes of considering Proposal 1. The presence, in person or by proxy, of thirty-three and one-third percent (33 1/3%) of the shares of a Fund shall constitute a quorum for purposes of considering Proposal 2 with respect to that Fund. The presence, in person or by proxy, of thirty-three and one-third percent (33 1/3%) of the shares of the Small Cap Stock Fund shall constitute a quorum for purposes of considering Proposals 3 and
4. The presence, in person or by proxy, of thirty-three and one-third percent (33 1/3%) of the shares of the New York Tax-Free Fund shall constitute a quorum for purposes of considering Proposal 5. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but will not be treated as votes cast, at the Special Meeting. The affirmative vote necessary to approve a matter under consideration is determined with reference to a percentage of votes considered to be present at the Special Meeting, which would have the effect of likely treating abstentions and broker non-votes as if they were votes against the proposal.

Shares of the Funds will be counted as a single group of shares for purposes of determining the presence of a quorum and the requisite vote for the approval of the election of John S. Cramer as a Trustee. Shares of each respective Fund will be counted separately for determining the presence of a quorum and the requisite vote for the approval of Proposal 2 with respect to that Fund. Shares of each of the Small Cap Stock Fund and New York Tax-Free Fund will be counted separately for determining the presence of a quorum and the requisite vote for the approval of Proposals 3 and 4, and 5, respectively.



The election of the Trustee requires a plurality vote of the shares represented in person or by proxy at the Special Meeting and entitled to vote. The approval by shareholders of the Funds of the proposed policy to permit M&T Bank and the Trust to engage subadvisers and modify subadvisory arrangements, without shareholder approval, will be determined on the basis of a vote of a "majority of the outstanding voting securities" of each Fund, as defined in and required by the 1940 Act. This vote requires the lesser of (A) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Fund. The approval of each of the Proposed Subadvisory Agreements will be determined on the basis of a vote of a "majority of the outstanding voting securities" of the Small Cap Stock Fund, and the approval of the amended fundamental investment policy of the New York Tax-Free Fund will be determined on the basis of a vote of a "majority of the outstanding voting securities" of the New York Tax-Free Fund.

Adjournment. In the event that a quorum is not present at the Special Meeting, the Special Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the Proposals, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to those Proposals. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Special Meeting.

Shareholder Proposals. The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Trust's offices, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, Attention:
Secretary, so they are received within a reasonable time before any such meeting. The Trustees know of no business, other than the matters mentioned in the Notice and described above, that is expected to come before the Special Meeting. Should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Trust.

                                       By the Order of the Board of Trustees
                                       of VISION Group of Funds



                                       C. Grant Anderson
                                       Secretary

May 31, 2001

                                          32
                           VISION TREASURY MONEY MARKET FUND

               Proxy for Special Meeting of Shareholders--June 28, 2001

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the VISION Treasury Money Market Fund (the "Fund"), a portfolio of VISION Group of Funds (the "Trust"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on June 28, 2001, at 5800 Corporate Drive, Pittsburgh, PA 15237-7010, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

As discussed in the Proxy Statement that accompanies this proxy, shareholders of the Fund are being asked to vote only on Proposals 1 and 2, and Proposals 3 through 5 do not apply to the Fund.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF VISION GROUP OF FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



To vote by Internet
1) Read the Proxy Statement and have the Proxy card at  hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.

To vote by Telephone (Touch tone)
1) Read the Proxy Statement and have the Proxy card at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.


Proposal 1. To elect John S. Cramer as a Trustee of the Trust

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


Proposal 2. To authorize the Trust and the Trust's  investment adviser to retain
     and  replace  subadvisers,   or  modify  subadvisory  agreements,   without
     shareholder approval

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


                                       YOUR VOTE IS IMPORTANT
                                       Please complete, sign and return
                                       this card as soon as possible.



                                       Dated


                                       Signature


Please sign this proxy exactly as your name appears on the books of the Trust. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




                                          33
                               VISION MONEY MARKET FUND

               Proxy for Special Meeting of Shareholders--June 28, 2001

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the VISION Money Market Fund (the "Fund"), a portfolio of VISION Group of Funds (the "Trust"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on June 28, 2001, at 5800 Corporate Drive, Pittsburgh, PA 15237-7010, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

As discussed in the Proxy Statement that accompanies this proxy, shareholders of the Fund are being asked to vote only on Proposals 1 and 2, and Proposals 3 through 5 do not apply to the Fund.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF VISION GROUP OF FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



To vote by Internet
1) Read the Proxy Statement and have the Proxy card at  hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.

To vote by Telephone (Touch tone)
1) Read the Proxy Statement and have the Proxy card at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.

Proposal 1. To elect John S. Cramer as a Trustee of the Trust

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


Proposal 2. To authorize the Trust and the Trust's  investment adviser to retain
     and  replace  subadvisers,   or  modify  subadvisory  agreements,   without
     shareholder approval

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


                                       YOUR VOTE IS IMPORTANT
                                       Please complete, sign and return
                                       this card as soon as possible.



                                       Dated


                                       Signature


Please sign this proxy exactly as your name appears on the books of the Trust. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.






                                          36
                      VISION NEW YORK TAX-FREE MONEY MARKET FUND

               Proxy for Special Meeting of Shareholders--June 28, 2001

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the VISION New York Tax-Free Money Market Fund (the "Fund"), a portfolio of VISION Group of Funds (the "Trust"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on June 28, 2001, at 5800 Corporate Drive, Pittsburgh, PA 15237-7010, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

As discussed in the Proxy Statement that accompanies this proxy, shareholders of the Fund are being asked to vote only on Proposals 1, 2 and 5, and Proposals 3 and 4 do not apply to the Fund.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF VISION GROUP OF FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



To vote by Internet
1) Read the Proxy Statement and have the Proxy card at  hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.

To vote by Telephone (Touch tone)
1) Read the Proxy Statement and have the Proxy card at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.

Proposal 1. To elect John S. Cramer as a Trustee of the Trust

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

Proposal 2. To authorize the Trust and the Trust's  investment adviser to retain
     and  replace  subadvisers,   or  modify  subadvisory  agreements,   without
     shareholder approval

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

Proposal 5. To amend the fundamental investment policy of the Fund regarding investing in tax-exempt securities

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]



                                       YOUR VOTE IS IMPORTANT
                                       Please complete, sign and return
                                       this card as soon as possible.



                                       Dated


                                       Signature

Please sign this proxy exactly as your name appears on the books of the Trust. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




                                          38
                     VISION INSTITUTIONAL PRIME MONEY MARKET FUND

               Proxy for Special Meeting of Shareholders--June 28, 2001

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the VISION Institutional Prime Money Market Fund (the "Fund"), a portfolio of VISION Group of Funds (the "Trust"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on June 28, 2001, at 5800 Corporate Drive, Pittsburgh, PA 15237-7010, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

As discussed in the Proxy Statement that accompanies this proxy, shareholders of the Fund are being asked to vote only on Proposals 1 and 2, and Proposals 3 through 5 do not apply to the Fund.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF VISION GROUP OF FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



To vote by Internet
1) Read the Proxy Statement and have the Proxy card at  hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.

To vote by Telephone (Touch tone)
1) Read the Proxy Statement and have the Proxy card at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.


Proposal 1. To elect John S. Cramer as a Trustee of the Trust

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


Proposal 2. To authorize the Trust and the Trust's  investment adviser to retain
     and  replace  subadvisers,   or  modify  subadvisory  agreements,   without
     shareholder approval

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


                                       YOUR VOTE IS IMPORTANT
                                       Please complete, sign and return
                                       this card as soon as possible.



                                       Dated


                                       Signature


Please sign this proxy exactly as your name appears on the books of the Trust. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




                                          40
                        VISION U.S. GOVERNMENT SECURITIES FUND

               Proxy for Special Meeting of Shareholders--June 28, 2001

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the VISION U.S. Government Securities Fund (the "Fund"), a portfolio of VISION Group of Funds (the "Trust"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on June 28, 2001, at 5800 Corporate Drive, Pittsburgh, PA 15237-7010, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

As discussed in the Proxy Statement that accompanies this proxy, shareholders of the Fund are being asked to vote only on Proposals 1 and 2, and Proposals 3 through 5 do not apply to the Fund.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF VISION GROUP OF FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



To vote by Internet
1) Read the Proxy Statement and have the Proxy card at  hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.

To vote by Telephone (Touch tone)
1) Read the Proxy Statement and have the Proxy card at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.


Proposal 1. To elect John S. Cramer as a Trustee of the Trust

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


Proposal 2. To authorize the Trust and the Trust's  investment adviser to retain
     and  replace  subadvisers,   or  modify  subadvisory  agreements,   without
     shareholder approval

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


                                       YOUR VOTE IS IMPORTANT
                                       Please complete, sign and return
                                       this card as soon as possible.



                                       Dated


                                       Signature


Please sign this proxy exactly as your name appears on the books of the Trust. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




                                          42
              VISION INSTITUTIONAL LIMITED DURATION U.S. GOVERNMENT FUND

               Proxy for Special Meeting of Shareholders--June 28, 2001

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the VISION Institutional Limited Duration U.S. Government Fund (the "Fund"), a portfolio of VISION Group of Funds (the "Trust"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on June 28, 2001, at 5800 Corporate Drive, Pittsburgh, PA 15237-7010, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

As discussed in the Proxy Statement that accompanies this proxy, shareholders of the Fund are being asked to vote only on Proposals 1 and 2, and Proposals 3 through 5 do not apply to the Fund.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF VISION GROUP OF FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



To vote by Internet
1) Read the Proxy Statement and have the Proxy card at  hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.

To vote by Telephone (Touch tone)
1) Read the Proxy Statement and have the Proxy card at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.


Proposal 1. To elect John S. Cramer as a Trustee of the Trust

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


Proposal 2. To authorize the Trust and the Trust's  investment adviser to retain
     and  replace  subadvisers,   or  modify  subadvisory  agreements,   without
     shareholder approval

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


                                       YOUR VOTE IS IMPORTANT
                                       Please complete, sign and return
                                       this card as soon as possible.



                                       Dated


                                       Signature


Please sign this proxy exactly as your name appears on the books of the Trust. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




                                          44
                          VISION INTERMEDIATE TERM BOND FUND

               Proxy for Special Meeting of Shareholders--June 28, 2001

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the VISION Intermediate Term Bond Fund (the "Fund"), a portfolio of VISION Group of Funds (the "Trust"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on June 28, 2001, at 5800 Corporate Drive, Pittsburgh, PA 15237-7010, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

As discussed in the Proxy Statement that accompanies this proxy, shareholders of the Fund are being asked to vote only on Proposals 1 and 2, and Proposals 3 through 5 do not apply to the Fund.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF VISION GROUP OF FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



To vote by Internet
1) Read the Proxy Statement and have the Proxy card at  hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.

To vote by Telephone (Touch tone)
1) Read the Proxy Statement and have the Proxy card at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.


Proposal 1. To elect John S. Cramer as a Trustee of the Trust

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


Proposal 2. To authorize the Trust and the Trust's  investment adviser to retain
     and  replace  subadvisers,   or  modify  subadvisory  agreements,   without
     shareholder approval

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


                                       YOUR VOTE IS IMPORTANT
                                       Please complete, sign and return
                                       this card as soon as possible.



                                       Dated


                                       Signature


Please sign this proxy exactly as your name appears on the books of the Trust. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




                                          46
                         VISION NEW YORK MUNICIPAL INCOME FUND

               Proxy for Special Meeting of Shareholders--June 28, 2001

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the VISION New York Municipal Income Fund (the "Fund"), a portfolio of VISION Group of Funds (the "Trust"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on June 28, 2001, at 5800 Corporate Drive, Pittsburgh, PA 15237-7010, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

As discussed in the Proxy Statement that accompanies this proxy, shareholders of the Fund are being asked to vote only on Proposals 1 and 2, and Proposals 3 through 5 do not apply to the Fund.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF VISION GROUP OF FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



To vote by Internet
1) Read the Proxy Statement and have the Proxy card at  hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.

To vote by Telephone (Touch tone)
1) Read the Proxy Statement and have the Proxy card at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.


Proposal 1. To elect John S. Cramer as a Trustee of the Trust

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


Proposal 2. To authorize the Trust and the Trust's  investment adviser to retain
     and  replace  subadvisers,   or  modify  subadvisory  agreements,   without
     shareholder approval

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


                                       YOUR VOTE IS IMPORTANT
                                       Please complete, sign and return
                                       this card as soon as possible.



                                       Dated


                                       Signature


Please sign this proxy exactly as your name appears on the books of the Trust. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




                                          47
                       VISION PENNSYLVANIA MUNICIPAL INCOME FUND

               Proxy for Special Meeting of Shareholders--June 28, 2001

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the VISION Pennsylvania Municipal Income Fund (the "Fund"), a portfolio of VISION Group of Funds (the "Trust"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on June 28, 2001, at 5800 Corporate Drive, Pittsburgh, PA 15237-7010, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

As discussed in the Proxy Statement that accompanies this proxy, shareholders of the Fund are being asked to vote only on Proposals 1 and 2, and Proposals 3 through 5 do not apply to the Fund.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF VISION GROUP OF FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



To vote by Internet
1) Read the Proxy Statement and have the Proxy card at  hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.

To vote by Telephone (Touch tone)
1) Read the Proxy Statement and have the Proxy card at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.


Proposal 1. To elect John S. Cramer as a Trustee of the Trust

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


Proposal 2. To authorize the Trust and the Trust's  investment adviser to retain
     and  replace  subadvisers,   or  modify  subadvisory  agreements,   without
     shareholder approval

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


                                       YOUR VOTE IS IMPORTANT
                                       Please complete, sign and return
                                       this card as soon as possible.



                                       Dated


                                       Signature


Please sign this proxy exactly as your name appears on the books of the Trust. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




                                          49
                              VISION LARGE CAP VALUE FUND

               Proxy for Special Meeting of Shareholders--June 28, 2001

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the VISION Large Cap Value Fund (the "Fund"), a portfolio of VISION Group of Funds (the "Trust"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on June 28, 2001, at 5800 Corporate Drive, Pittsburgh, PA 15237-7010, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

As discussed in the Proxy Statement that accompanies this proxy, shareholders of the Fund are being asked to vote only on Proposals 1 and 2, and Proposals 3 through 5 do not apply to the Fund.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF VISION GROUP OF FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



To vote by Internet
1) Read the Proxy Statement and have the Proxy card at  hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.

To vote by Telephone (Touch tone)
1) Read the Proxy Statement and have the Proxy card at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.


Proposal 1. To elect John S. Cramer as a Trustee of the Trust

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


Proposal 2. To authorize the Trust and the Trust's  investment adviser to retain
     and  replace  subadvisers,   or  modify  subadvisory  agreements,   without
     shareholder approval

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


                                       YOUR VOTE IS IMPORTANT
                                       Please complete, sign and return
                                       this card as soon as possible.



                                       Dated


                                       Signature


Please sign this proxy exactly as your name appears on the books of the Trust. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




                                          52
                             VISION LARGE CAP GROWTH FUND

               Proxy for Special Meeting of Shareholders--June 28, 2001

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the VISION Large Cap Growth Fund (the "Fund"), a portfolio of VISION Group of Funds (the "Trust"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on June 28, 2001, at 5800 Corporate Drive, Pittsburgh, PA 15237-7010, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

As discussed in the Proxy Statement that accompanies this proxy, shareholders of the Fund are being asked to vote only on Proposals 1 and 2, and Proposals 3 through 5 do not apply to the Fund.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF VISION GROUP OF FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



To vote by Internet
1) Read the Proxy Statement and have the Proxy card at  hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.

To vote by Telephone (Touch tone)
1) Read the Proxy Statement and have the Proxy card at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.


Proposal 1. To elect John S. Cramer as a Trustee of the Trust

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


Proposal 2. To authorize the Trust and the Trust's  investment adviser to retain
     and  replace  subadvisers,   or  modify  subadvisory  agreements,   without
     shareholder approval

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


                                       YOUR VOTE IS IMPORTANT
                                       Please complete, sign and return
                                       this card as soon as possible.



                                       Dated


                                       Signature


Please sign this proxy exactly as your name appears on the books of the Trust. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




                                          54
                              VISION LARGE CAP CORE FUND

               Proxy for Special Meeting of Shareholders--June 28, 2001

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the VISION Large Cap Core Fund (the "Fund"), a portfolio of VISION Group of Funds (the "Trust"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on June 28, 2001, at 5800 Corporate Drive, Pittsburgh, PA 15237-7010, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

As discussed in the Proxy Statement that accompanies this proxy, shareholders of the Fund are being asked to vote only on Proposals 1 and 2, and Proposals 3 through 5 do not apply to the Fund.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF VISION GROUP OF FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



To vote by Internet
1) Read the Proxy Statement and have the Proxy card at  hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.

To vote by Telephone (Touch tone)
1) Read the Proxy Statement and have the Proxy card at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.


Proposal 1. To elect John S. Cramer as a Trustee of the Trust

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


Proposal 2. To authorize the Trust and the Trust's  investment adviser to retain
     and  replace  subadvisers,   or  modify  subadvisory  agreements,   without
     shareholder approval

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


                                       YOUR VOTE IS IMPORTANT
                                       Please complete, sign and return
                                       this card as soon as possible.



                                       Dated


                                       Signature


Please sign this proxy exactly as your name appears on the books of the Trust. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




                                          56
                               VISION MID CAP STOCK FUND

               Proxy for Special Meeting of Shareholders--June 28, 2001

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the VISION Mid Cap Stock Fund (the "Fund"), a portfolio of VISION Group of Funds (the "Trust"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on June 28, 2001, at 5800 Corporate Drive, Pittsburgh, PA 15237-7010, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

As discussed in the Proxy Statement that accompanies this proxy, shareholders of the Fund are being asked to vote only on Proposals 1 and 2, and Proposals 3 through 5 do not apply to the Fund.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF VISION GROUP OF FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



To vote by Internet
1) Read the Proxy Statement and have the Proxy card at  hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.

To vote by Telephone (Touch tone)
1) Read the Proxy Statement and have the Proxy card at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.


Proposal 1. To elect John S. Cramer as a Trustee of the Trust

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


Proposal 2. To authorize the Trust and the Trust's  investment adviser to retain
     and  replace  subadvisers,   or  modify  subadvisory  agreements,   without
     shareholder approval

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


                                       YOUR VOTE IS IMPORTANT
                                       Please complete, sign and return
                                       this card as soon as possible.



                                       Dated


                                       Signature


Please sign this proxy exactly as your name appears on the books of the Trust. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




                                          58
                              VISION SMALL CAP STOCK FUND

               Proxy for Special Meeting of Shareholders--June 28, 2001

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the VISION Small Cap Stock Fund (the "Fund"), a portfolio of VISION Group of Funds (the "Trust"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on June 28, 2001, at 5800 Corporate Drive, Pittsburgh, PA 15237-7010, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

As discussed in the Proxy Statement that accompanies this proxy, shareholders of the Fund are being asked to vote only on Proposals 1 through 4, and Proposal 5 does not apply to the Fund.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF VISION GROUP OF FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



To vote by Internet
1) Read the Proxy Statement and have the Proxy card at  hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.

To vote by Telephone (Touch tone)
1) Read the Proxy Statement and have the Proxy card at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.

Proposal 1. To elect John S. Cramer as a Trustee of the Trust

                        FOR                     [   ]
                        AGAINST                 [    ]
                        ABSTAIN                 [   ]

Proposal 2. To authorize the Trust and the Trust's  investment adviser to retain
     and  replace  subadvisers,   or  modify  subadvisory  agreements,   without
     shareholder approval

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

Proposal 3. To approve the appointment of LSV Asset Management as a subadviser of the Fund

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

Proposal 4. To approve the appointment of Mazama Capital Management, Inc. as a subadviser of the Fund

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

                                   YOUR VOTE IS IMPORTANT
                                   Please complete, sign and return this card as soon as possible.



                                    Dated


                                    Signature

Please sign this proxy exactly as your name appears on the books of the Trust. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




                                          60
                           VISION INTERNATIONAL EQUITY FUND

               Proxy for Special Meeting of Shareholders--June 28, 2001

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the VISION International Equity Fund (the "Fund"), a portfolio of VISION Group of Funds (the "Trust"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on June 28, 2001, at 5800 Corporate Drive, Pittsburgh, PA 15237-7010, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

As discussed in the Proxy Statement that accompanies this proxy, shareholders of the Fund are being asked to vote only on Proposals 1 and 2, and Proposals 3 through 5 do not apply to the Fund.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF VISION GROUP OF FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



To vote by Internet
1) Read the Proxy Statement and have the Proxy card at  hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.

To vote by Telephone (Touch tone)
1) Read the Proxy Statement and have the Proxy card at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.

Proposal 1. To elect John S. Cramer as a Trustee of the Trust

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


Proposal 2. To authorize the Trust and the Trust's  investment adviser to retain
     and  replace  subadvisers,   or  modify  subadvisory  agreements,   without
     shareholder approval

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


                                       YOUR VOTE IS IMPORTANT
                                       Please complete, sign and return
                                       this card as soon as possible.



                                       Dated


                                       Signature


Please sign this proxy exactly as your name appears on the books of the Trust. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




                                          62
                  VISION MANAGED ALLOCATION FUND--CONSERVATIVE GROWTH

               Proxy for Special Meeting of Shareholders--June 28, 2001

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the VISION Managed Allocation Fund--Conservative Growth (the "Fund"), a portfolio of VISION Group of Funds (the "Trust"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on June 28, 2001, at 5800 Corporate Drive, Pittsburgh, PA 15237-7010, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

As discussed in the Proxy Statement that accompanies this proxy, shareholders of the Fund are being asked to vote only on Proposals 1 and 2, and Proposals 3 through 5 do not apply to the Fund.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF VISION GROUP OF FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



To vote by Internet
1) Read the Proxy Statement and have the Proxy card at  hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.

To vote by Telephone (Touch tone)
1) Read the Proxy Statement and have the Proxy card at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.

Proposal 1. To elect John S. Cramer as a Trustee of the Trust

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


Proposal 2. To authorize the Trust and the Trust's  investment adviser to retain
     and  replace  subadvisers,   or  modify  subadvisory  agreements,   without
     shareholder approval

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


                                       YOUR VOTE IS IMPORTANT
                                       Please complete, sign and return
                                       this card as soon as possible.



                                       Dated


                                       Signature


Please sign this proxy exactly as your name appears on the books of the Trust. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




                                          63
                    VISION MANAGED ALLOCATION FUND--MODERATE GROWTH

               Proxy for Special Meeting of Shareholders--June 28, 2001

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the VISION Managed Allocation Fund--Moderate Growth (the "Fund"), a portfolio of VISION Group of Funds (the "Trust"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on June 28, 2001, at 5800 Corporate Drive, Pittsburgh, PA 15237-7010, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

As discussed in the Proxy Statement that accompanies this proxy, shareholders of the Fund are being asked to vote only on Proposals 1 and 2, and Proposals 3 through 5 do not apply to the Fund.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF VISION GROUP OF FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



To vote by Internet
1) Read the Proxy Statement and have the Proxy card at  hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.

To vote by Telephone (Touch tone)
1) Read the Proxy Statement and have the Proxy card at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.


Proposal 1. To elect John S. Cramer as a Trustee of the Trust

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


Proposal 2. To authorize the Trust and the Trust's investment adviser to retain and replace subadvisers, or modify subadvisory agreements, without shareholder approval

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


                                       YOUR VOTE IS IMPORTANT
                                       Please complete, sign and return
                                       this card as soon as possible.



                                       Dated


                                       Signature


Please sign this proxy exactly as your name appears on the books of the Trust. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




                                          66
                   VISION MANAGED ALLOCATION FUND--AGGRESSIVE GROWTH

               Proxy for Special Meeting of Shareholders--June 28, 2001

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the VISION Managed Allocation Fund--Aggressive Growth (the "Fund"), a portfolio of VISION Group of Funds (the "Trust"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on June 28, 2001, at 5800 Corporate Drive, Pittsburgh, PA 15237-7010, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

As discussed in the Proxy Statement that accompanies this proxy, shareholders of the Fund are being asked to vote only on Proposals 1 and 2, and Proposals 3 through 5 do not apply to the Fund.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF VISION GROUP OF FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



To vote by Internet
1) Read the Proxy Statement and have the Proxy card at  hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.

To vote by Telephone (Touch tone)
1) Read the Proxy Statement and have the Proxy card at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit Control Number set forth on the Proxy card to the right and follow the simple instructions.

Proposal 1. To elect John S. Cramer as a Trustee of the Trust

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


Proposal 2. To authorize the Trust and the Trust's  investment adviser to retain
     and  replace  subadvisers,   or  modify  subadvisory  agreements,   without
     shareholder approval

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


                                       YOUR VOTE IS IMPORTANT
                                       Please complete, sign and return
                                       this card as soon as possible.



                                       Dated


                                       Signature


Please sign this proxy exactly as your name appears on the books of the Trust. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




                                     A-11

                                      A-1

                                                                  EXHIBIT A

                                 SUBADVISORY AGREEMENT

This Subadvisory Agreement ("Agreement") is entered into as of July 1, 2001 by and among the Vision Group of Funds, a Delaware business trust (the "Trust"), the M&T Asset Management Department of Manufacturers and Traders Trust Company, a New York State chartered bank and trust company (the "Adviser" or "M&T Bank"), and LSV Asset Management (the "Subadviser").

                                       Recitals:

The Trust is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and has eighteen portfolios, including the Vision Small Cap Stock Fund (the "Fund");

The Trust and the Adviser have entered into an advisory agreement dated as of May 11, 2001 (the "Advisory Agreement") as amended, pursuant to which the Adviser provides portfolio management services to the Fund and the other portfolios of the Trust;

The Advisory Agreement contemplates that the Adviser may fulfill its portfolio management responsibilities under the Advisory Agreement by engaging one or more subadvisers; and

The Adviser and the Board of Trustees of the Trust ("Trustees") desire to retain the Subadviser to act as a sub-investment manager of the Fund and to provide certain other services, and the Subadviser desires to perform such services under the terms and conditions hereinafter set forth.

                                      Agreement:

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust, the Adviser and the Subadviser agree as follows:

1. Delivery of Documents. The Trust has furnished the Subadviser with copies, properly certified or otherwise authenticated, of each of the following:

            (a)   The Trust's Declaration of Trust ("Declaration of Trust");

            (b)   By-laws of the Trust as in effect on the date hereof;

            (c) Resolutions of the Trustees selecting the Subadviser as an investment subadviser to the Fund and approving the form of this Agreement;

     (d) Resolutions of the Trustees selecting the Adviser as investment adviser to the Fund and approving the form of the Investment Advisory Agreement and resolutions adopted by the initial shareholder of the Fund approving the form of the Investment Advisory Agreement;

            (e)   The Adviser's Investment Advisory Agreement; and

     (f) The Trust's registration statement, including the Fund's prospectus and statement of additional information (collectively called the "Prospectus").

     The Adviser will furnish the Subadviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. The Adviser will also furnish the Subadviser with copies of the documents listed on Schedule 1 to this Agreement, and shall promptly notify the Subadviser of any material change in any of the Fund's investment objectives, policies, limitations, guidelines or procedures set forth in any of the documents listed in Schedule 1.

Subadviser  shall
comply with any such material change promptly after receipt of any such notice.

     The Subadviser has furnished the Adviser with a copy of the Subadviser's methodology for security selection, its Form ADV most recently filed with the Securities and Exchange Commission, the code of ethics established by the Subadviser pursuant to Rule 17j-1 of the 1940 Act ("Subadviser's Code of Ethics"), and the Subadviser's policies regarding allocation of securities among clients with common investment objectives, soft dollars and brokerage selection. The Subadviser will promptly furnish the Adviser with copies of any amendments to such documents.

     The Subadviser will also provide Adviser with a list and specimen signatures of the parties who are authorized to act on behalf of the Subadviser and will promptly notify Adviser in writing of any changes thereto.

     2. Investment Services. Subject to the supervision and review of the Adviser and the Trustees, the Subadviser will manage the portion of the Fund's assets allocated to the Subadviser from time to time by the Adviser in its sole discretion ("Assets" or "Fund Assets") on a discretionary basis, including the purchase, retention and disposition of securities, in accordance with the investment policies, objectives and restrictions of the Fund as set forth in the Fund's Prospectus, and in conformity with the 1940 Act, the Internal Revenue Code of 1986, as amended (including the requirements for qualification as a regulated investment company), all other applicable laws and regulations, instructions and directions received in writing from the Adviser or the Board of Trustees, and the relevant provisions contained in the documents delivered to the Subadviser pursuant to Section 1 above, as each of the same may from time to time be amended or supplemented, and copies delivered to the Subadviser. It is understood and agreed that the Adviser may also retain one or more subadvisers to manage portions of the Fund other than the Assets, and that the amount of the Fund's total assets managed by Subadviser may from time to time be modified at the Adviser's sole discretion.

     The Subadviser will discharge its duties under this Agreement with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in the capacity of an investment adviser to a registered investment company and familiar with such matters would use. The Subadviser will, at its own expense:

     (a) Manage on a discretionary basis the Assets and determine from time to time what securities will be purchased, retained, sold or loaned by the Fund in respect of the Assets.

     (b) Place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Trustees may direct from time to time, subject to the Subadviser's duty to obtain best execution.

     In using its commercial best efforts to obtain for the Fund Assets best execution, the Subadviser, bearing in mind the Fund Assets' best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction, taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Trust may determine, the Subadviser shall not be deemed to have acted unlawfully or to have breached a duty created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Subadviser or the Adviser an amount of commission for effecting a Fund investment transaction that is greater than the amount of commission that another broker or dealer would have charged for effecting the transaction.

     (c) Submit such reports relating to the valuation of the securities comprising the Assets as the Adviser may reasonably request.

     (d) Maintain detailed books and records of all matters pertaining to the Fund Assets (the "Fund's Assets' Books and Records"), including, without limitation, a daily ledger of such assets and liabilities relating thereto, and brokerage and other records of all securities transactions. The Fund Assets Books and Records shall be available during normal business hours to the Adviser at any time upon request and shall be available for telecopying without delay to the Adviser during any day that the Fund is open for business.

     (e) Comply with all requirements of Rule 17j-1 under the 1940 Act ("Rule 17j-1") including the requirement to submit its Code of Ethics and any material changes thereto to the Trustees for approval. The Subadviser will submit any material change in its Code of Ethics to the Trustees promptly, but in no event later than sixty days, after the adoption of such change. The Subadviser will promptly report any significant violations of its Code of Ethics or procedures and any related sanctions to the Trustees and will provide a written report to the Trustees at least annually in accordance with the requirements of Rule 17j-1. The Subadviser will also require that its Access Persons (as such term is defined in Rule 17j-1) provide the Subadviser with quarterly personal investment transaction reports and initial and annual holdings reports, and otherwise require such of those persons as is appropriate to be subject to the Subadviser's Code of Ethics.

     (f) From time to time, as the Adviser or the Trustees may reasonably request, furnish the Adviser and to each of the Trustees reports of transactions with respect to the Assets and reports on securities comprising the Assets, all in such detail as the Adviser or the Trustees may reasonably request.

     (g) Inform the Adviser and the Trustees of material changes in investment strategy or tactics or in key personnel of the Subadviser (including any changes in the personnel who manage the investment of the Assets).



     (h) Make its officers and employees available to meet with the Trustees and the Adviser at such times and with such frequency as the Trustees or the Adviser reasonably requests, on due notice to the Subadviser, but at least quarterly, to review the investment of the Assets in light of current and prospective market conditions.

     (i) Furnish to the Trustees such information as may be reasonably necessary in order for the Trustees to evaluate this Agreement or any proposed amendments thereto for the purpose of casting a vote pursuant to Section 11 or 12 hereof. Furnish to the Adviser such information as may be reasonably necessary in order for the Adviser to evaluate this Agreement and the Subadviser's performance hereunder.

     (j) The Subadviser will advise the Adviser, and, if instructed by the Adviser, the Fund's custodian, on a prompt basis each day by electronic communication of each confirmed purchase and sale of a Fund security specifying the name of the issuer, the full description of the security including its class, and amount or number of shares of the security purchased or sold, the market price, commission, government charges and gross or net price, trade date, settlement date, and identity of the effecting broker or dealer and, if different, the identity of the clearing broker.

     (k) Cooperate generally with the Fund and the Adviser to provide information in the possession of the Subadviser, or reasonably available to it, necessary for the preparation of registration statements and periodic reports to be filed by the Fund or the Adviser with the Securities and Exchange Commission, including Form N-1A, semi-annual reports on Form N-SAR, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the Fund, filings with state "blue sky" authorities and with United States agencies responsible for tax matters, and other reports and filings of like nature.



     (l) Allow Adviser, its representatives, internal or external auditors and regulators to visit and inspect Subadviser's operations relating to Subadviser's services under this Agreement at such times and frequencies as Adviser reasonably requests, at reasonable times and upon reasonable notice, but at least annually.

     (m) Unless the Adviser gives written instructions to the contrary, the Subadviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies with respect to the Assets. Without diminution of its responsibilities hereunder, Subadviser will delegate to a third party provider (currently "ISS") the review and voting of proxies with respect to the Assets.

     3. Expenses Paid by the Sub-Advisor. The Subadviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform the services specified in Section 2, and any other costs and expenses incurred by it in connection with the performance of its duties hereunder.

     4. Expenses of the Fund Not Paid by the Subadviser. The Subadviser will not be required to pay any expenses which this Agreement does not expressly state shall be payable by the Subadviser. In particular, and without limiting the generality of the foregoing, the Subadviser will not be required to pay under this Agreement:

     (a) the compensation and expenses of Trustees and of independent advisers, independent contractors, consultants, managers, other subadvisers and other agents employed by the Trust or the Fund other than through the Subadviser;

     (b) legal, accounting and auditing fees and expenses of the Trust or the Fund;

     (c) the fees and disbursements of custodians and depositories of the Trust or the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

     (d) taxes and governmental fees assessed against the Trust or the Fund's assets and payable by the Trust or the Fund;

     (e) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Trust or the Fund except that the Subadviser shall bear the costs of providing the information referred to in
Section 2(k) to the Adviser;

            (f)   brokers' commissions and underwriting fees; and

     (g) the expense of periodic calculations of the net asset value of the shares of the Fund.

     5. Registration as an Adviser. The Subadviser hereby represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and covenants that it will remain so registered for the duration of this Agreement. Subadviser shall notify the Adviser immediately in the event that Subadviser ceases to be registered as an investment adviser under the Advisers Act.

     6. Compensation of the Subadviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Subadviser as herein provided for the Fund, the Adviser will pay the Subadviser an annual fee equal to 0.65% on the first $50 million of the average daily net asset value of the Assets, and 0.55% of such assets in excess thereof. Such fee shall accrue daily and be paid monthly. The "average daily net asset value" of the Assets shall be determined on the basis set forth in the Fund's Prospectus or, if not described therein, on such basis as is consistent with the 1940 Act and the regulations promulgated thereunder. The Subadviser will receive a pro rata portion of such monthly fee for any periods in which the Subadviser advises the Fund less than a full month. The Subadviser understands and agrees that neither the Trust nor the Fund has any liability for the Subadviser's fee hereunder, so long as the Fund has paid the Adviser. Calculations of the Subadviser's fee will be based on the average daily net asset value of the Assets as properly determined by the Adviser or the Trust. Unless directed otherwise by the Adviser, Subadviser will fully invest the Assets.

     In addition to the foregoing, the Subadviser may from time to time agree in writing not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Subadviser. Any such fee reduction or undertaking may be discontinued or modified by the Subadviser at any time.

     7. Other Activities of the Subadviser and Its Affiliates. Nothing herein contained shall prevent the Subadviser or any of its affiliates or associates from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or a portfolio similar to the Fund with respect to the Assets. It is specifically understood that officers, directors and employees of the Subadviser and those of its affiliates may engage in providing portfolio management services and advice to other investment advisory clients of the Subadviser or of its affiliates.

     8. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund with respect to the Assets, neither the Subadviser nor any of its directors, officers or employees will act as principal or agent or receive any commission, except in compliance with applicable law and the relevant procedures of the Fund. The Subadviser shall not knowingly recommend that the Fund, with respect to the Assets, purchase, sell or retain securities of any issuer in which the Subadviser has a financial interest without obtaining prior approval of the Adviser prior to the execution of any such transaction.

     Nothing herein contained shall limit or restrict the Subadviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Trust and Fund acknowledge that the Subadviser and its officers, affiliates and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of by the Fund with respect to the Assets. The Subadviser shall have no obligation to acquire with respect to the Fund Assets, a position in any investment which the Subadviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client if, in the sole discretion of the Subadviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund Assets. Nothing herein contained shall prevent the Subadviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security. The Subadviser expressly acknowledges and agrees, however, that in any of the above described transactions, and in all cases, the Subadviser is obligated to fulfill its fiduciary duty as Subadviser to the Fund, with respect to the Assets, and it shall require such of its Access Persons as is appropriate to comply with the requirements of the Subadviser's Code of Ethics.

     When a security proposed to be purchased or sold for the Fund Assets is also to be purchased or sold for other accounts managed by the Subadviser at the same time, at the sole discretion of the Subadviser as to whether to aggregate such purchases or sales, the Subadviser shall make such purchase or sale on a pro-rata, rotating or other equitable basis, subject to cash considerations, so as to avoid any one account being preferred over any other account. The Subadviser shall disclose to the Adviser and to the Trustees the method used to allocate purchases and sales among the Subadviser's investment advisory clients.

     9. No Partnership or Joint Venture. The Trust, the Fund, the Adviser and the Subadviser are not partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

            10.   Limitation of Liability and Indemnification.

     (a) In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser, or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Adviser, the Trust, the Fund and/or Fund Assets, any shareholder of the Fund, or to any person, firm or organization, for any act or omission in the course of or connected with, rendering services hereunder. Nothing herein, however, shall derogate from the Subadviser's obligations under federal and state securities laws. Subadviser will maintain appropriate fidelity bond insurance coverage in a reasonable amount and shall provide evidence of such coverage upon request of Adviser.

     (b) In the absence of willful misfeasance, bad faith or gross negligence on the part of Adviser, or reckless disregard of its obligations and duties hereunder, Adviser shall not be subject to any liability to Subadviser for any act or omission in the course of or connected with, the Adviser's carrying out its duties and obligations under this Agreement.

     (c) Subadviser and Adviser shall each defend, indemnify and hold harmless the other party and the other party's affiliates, officers, directors, employees and agents, from and against any claim, loss, liability, damages, deficiency, penalty, cost or expense (including without limitation reasonable attorneys' fees and disbursements for external counsel) resulting from the reckless disregard of the indemnifying party's obligations and duties hereunder or willful misfeasance, bad faith or gross negligence on the part of the indemnifying party, its officers, directors, employees and agents with respect to this Agreement whether such third party claim, loss, liability, damages, deficiency, penalty, cost or expense was incurred or suffered directly or indirectly.

     11. Assignment and Amendment. This Agreement may not be assigned by the Subadviser, and shall automatically terminate, without the payment of any penalty, in the event of: (a) its assignment, including any change in control of the Adviser or the Subadviser which is deemed to be an assignment under the 1940 Act, or (b) the termination of the Investment Advisory Agreement. Trades that were placed prior to such termination will not be canceled; however, no new trades will be placed after notice of such termination is received by Subadviser. Termination of this Agreement shall not relieve the Adviser or the Subadviser of any liability incurred hereunder.

     The terms of this Agreement shall not be changed unless such change is agreed to in writing by the parties hereto and is approved by the affirmative vote of a majority of the Trustees of the Trust voting in person, including a majority of the Trustees who are not interested persons of the Trust, the Adviser or the Subadviser, at a meeting called for the purpose of voting on such change, and (to the extent required by the 1940 Act, after giving effect to any exemption therefrom) unless also approved at a meeting by the affirmative vote of the majority of outstanding voting securities of the Fund.

     12. Duration and Termination. This Agreement shall become effective as of the date first above written and shall remain in full force and effect for a period of two years from such date, and thereafter for successive periods of one year (provided such continuance is approved at least annually in conformity with the requirements of the 1940 Act) unless the Agreement is terminated automatically as set forth in Section 11 hereof or until terminated as follows:

     (a) The Trust or the Adviser may at any time terminate this Agreement, without payment of any penalty, by not more than 60 days' prior written notice delivered or mailed by registered mail, postage prepaid, or by nationally recognized overnight delivery service, receipt requested, to the Subadviser. Action of the Trust under this subsection may be taken either by (i) vote of its Trustees, or (ii) the affirmative vote of the outstanding voting securities of the Fund; or

     (b) The Subadviser may at any time terminate this Agreement (i) for any reason whatsoever by not less than one hundred twenty (120) days' prior written notice delivered or mailed by registered mail, postage prepaid, or by nationally recognized overnight delivery service, receipt requested, to the Adviser, or
(ii) for cause, by not less than thirty (30) days' prior written notice delivered or mailed by registered mail, postage prepaid, or by nationally recognized overnight delivery service, receipt requested, to the Adviser.

     Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

     Fees payable to Subadviser for services rendered under this Agreement will be prorated to the date of termination of the Agreement.

     In the event of termination of this Agreement for any reason, the Subadviser shall, immediately upon receiving a notice of termination or a receipt acknowledging delivery of a notice of termination to Adviser, or such later date as may be specified in such notice, cease all activity on behalf of the Fund with respect to the Assets, except as expressly directed by the Adviser, and except for the settlement of securities transactions already entered into for the account of the Fund with respect to the Assets. In addition, the Subadviser shall deliver copies of the Fund Assets' Books and Records to the Adviser upon request by such means and in accordance with such schedule as the Adviser shall reasonably direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of Fund investment management to any successor to the Subadviser, including the Adviser.

     13. Shareholder Approval of Agreement. The parties hereto acknowledge and agree that the obligations of the Trust, the Adviser, and the Subadviser under this Agreement shall be subject to the following conditions precedent: (a) this Agreement shall have been approved by the vote of a majority of the Trustees, who are not interested persons of the Trust, the Adviser or the Subadviser, at a meeting called for the purpose of voting on such approval, and (b) this Agreement shall have been approved by the vote of a majority of the outstanding voting securities of the Fund Assets.



            14.   Miscellaneous.

     (a) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The obligations of the Trust and the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust or the Fund, but only the Fund's property shall be bound. The Trust or the Fund shall not be liable for the obligations of any other series of the Trust.

     (b) Any information supplied by the Trust or the Adviser to the Subadviser in connection with the performance of its duties hereunder, or learned by the Subadviser as a result of its position as Subadviser to the Fund, which is not otherwise in the public domain, is to be regarded as confidential and for use only by the Subadviser in connection with the performance of its duties hereunder. Any information supplied by the Subadviser, which is not otherwise in the public domain, in connection with the performance of its duties hereunder is to be regarded as confidential and for use only by the Adviser, the Fund and/or its agents, and only in connection with the Fund the investment of its assets. Any such information in the hands of either party may be disclosed as necessary to comply with any law, rule, regulation or order of a court or government authority.

     (c) The Subadviser agrees to submit any proposed sales literature (including advertisements, whether in paper, electronic or Internet medium) for the Trust, the Fund, the Subadviser or for any of its affiliates which mentions the Trust, the Fund or the Adviser (other than the use of the Fund's name on a list of the clients of the Subadviser), to the Adviser and to the Fund's distributor for review and filing with the appropriate regulatory authority prior to public release of any such sales literature; provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Subadviser to produce sales literature for the Trust or the Fund. The Trust and the Adviser agree to submit any proposed sales literature that mentions the Subadviser to the Subadviser for review and approval prior to use and the Subadviser agrees to promptly review and, if appropriate, provide approval, of such materials by a reasonable and appropriate deadline. The Trust agrees to cause the Adviser and the Trust's distributor to promptly review all such sales literature for compliance with relevant requirements, to promptly advise the Subadviser of any deficiencies contained in such sales literature, and to promptly file complying sales literature with the relevant authorities.

     (d) All notices, consents, waivers and other communications under this Agreement must be in writing and, other than notices governed by Section 12 above, will be deemed to have been duly given when (i) delivered by hand (with written confirmation of receipt), (ii) sent by telecopier, provided that receipt is confirmed by return telecopy and a copy is sent by overnight mail via a nationally recognized overnight delivery service (receipt requested); (iii) when received by the addressee, if sent via a nationally recognized overnight delivery service (receipt requested) or U.S. mail (postage prepaid), in each case to the appropriate address and telecopier number set forth below (or to such other address and telecopier number as a party may designate by notice to the other parties):

            Subadviser: LSV Asset Management
                        200 West Madison Street
                        Suite 2780
                        Chicago, IL  60606
                        Attention:  Tremaine Atkinson
                        Facsimile Number: (312) 220-9241


            Adviser:    Manufacturers and Traders Trust Company
                        One M&T Plaza
                        Buffalo, NY  14203
                        Attention:  Maureen W. Sullivan
                        Facsimile Number:  (716) 842-5376

            Trust:      Vision Group of Funds
                        5800 Corporate Drive
                        Pittsburgh, PA  15237-7010
                        Attention:  Secretary
                        Facsimile Number:  (412) 288-8141

     (e) For purposes of this Agreement: (i) "affirmative vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote, at an annual meeting or a special meeting of the shareholders of the Fund, duly called and held, (A) of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present (in person or by proxy), or (B) of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less; and (ii) "interested person" and "assignment" shall have the respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     (f) This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the 1940 Act.

     (g) The provisions of this Agreement are independent of and separable from each other and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

     15. Limitations of Liability of Trustees and Shareholders of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, and the obligations of this Agreement are not binding upon any of the Trustees or shareholders of the Trust, but bind only the appropriate property of the Fund, or Class, as provided in the Declaration of Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                       VISION GROUP OF FUNDS


                                       By:
                                            ----------------
                                       Name:  Beth S. Broderick
                                       Title:  Vice President






                                       M&T ASSET MANAGEMENT,
                                       A Department of
                                       MANUFACTURERS AND TRADERS
                                       TRUST COMPANY


                                       By:
                                            ----------------
                                       Name:  Kenneth G. Thompson
                                       Title:  Vice President


                                       LSV ASSET MANAGEMENT


                                       By:
                                            ----------------
                                       Name:
                                       Title:

                                      SCHEDULE 1

Custody Agreement between the Trust and the Fund's custodian ("Custodian"), including information as to:



          The Fund's nominee The federal tax identification numbers of the Fund and its nominee All routing, bank participant and account numbers and other information necessary to provide proper instructions for transfer and delivery of securities to the Fund Assets' account at the Custodian The name address and telephone and Fax number of the Custodian's employees responsible for the Fund Assets' accounts The Fund Assets' pricing service and contact persons



All procedures and guidelines adopted by the Board of Trustees or the Adviser regarding:

            Transactions with affiliated persons
            Evaluating the liquidity of securities
            Segregation of liquid assets in connections with firm commitments and standby commitments
            Derivative contracts and securities
            Rule 10f-3 (relating to affiliated underwriting syndicates)
            Rule 17a-7 (relating to interfund transactions)
            Rule 17e-1 (relating to transactions with affiliated brokers) and Release No. IC-22362 (granting exemptions for investments in money market funds)

Any master agreements that the Trust has entered into on behalf of the Fund, including:

            Master Repurchase Agreement
            Master Futures and Options Agreements
            Master Foreign Exchange Netting Agreements
            Master Swap Agreements

CFTC Rule 4.5 letter


B-11


                                                                  EXHIBIT B

                                 SUBADVISORY AGREEMENT

This Subadvisory Agreement ("Agreement") is entered into as of July 1, 2001 by and among the Vision Group of Funds, a Delaware business trust (the "Trust"), the M&T Asset Management Department of Manufacturers and Traders Trust Company, a New York State chartered bank and trust company (the "Adviser" or "M&T Bank"), and Mazama Capital Management, Inc. (the "Subadviser").

                                       Recitals:

The Trust is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and has eighteen portfolios, including the Vision Small Cap Stock Fund (the "Fund");

The Trust and the Adviser have entered into an advisory agreement dated as of May 11, 2001 (the "Advisory Agreement") as amended, pursuant to which the Adviser provides portfolio management services to the Fund and the other portfolios of the Trust;

The Advisory Agreement contemplates that the Adviser may fulfill its portfolio management responsibilities under the Advisory Agreement by engaging one or more subadvisers; and

The Adviser and the Board of Trustees of the Trust ("Trustees") desire to retain the Subadviser to act as a sub-investment manager of the Fund and to provide certain other services, and the Subadviser desires to perform such services under the terms and conditions hereinafter set forth.

                                      Agreement:

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust, the Adviser and the Subadviser agree as follows:

     1. Delivery of Documents. The Trust has furnished the Subadviser with copies, properly certified or otherwise authenticated, of each of the following:

     (a) The Trust's Declaration of Trust ("Declaration of Trust");

     (b) By-laws of the Trust as in effect on the date hereof;

     (c) Resolutions of the Trustees selecting the Subadviser as an investment subadviser to the Fund and approving the form of this Agreement;

     (d) Resolutions of the Trustees selecting the Adviser as investment adviser to the Fund and approving the form of the Investment Advisory Agreement and resolutions adopted by the initial shareholder of the Fund approving the form of the Investment Advisory Agreement;

     (e) The Adviser's Investment Advisory Agreement; and

     (f) The Trust's registration statement, including the Fund's prospectus and statement of additional information (collectively called the "Prospectus").

     The Adviser will furnish the Subadviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. The Adviser will also furnish the Subadviser with copies of the documents listed on Schedule 1 to this Agreement, and shall promptly notify the Subadviser of any material change in any of the Fund's investment objectives, policies, limitations, guidelines or procedures set forth in any of the documents listed in Schedule 1.

     The Subadviser has furnished the Adviser with a copy of the Subadviser's approved list of securities for equity portfolios, its Form ADV most recently filed with the Securities and Exchange Commission, the code of ethics
established  by  the  Subadviser   pursuant  to  Rule  17j-1  of  the  1940  Act
("Subadviser's Code of Ethics"), and the Subadviser's policies regarding allocation of securities among clients with common investment objectives, soft dollars and brokerage selection. The Subadviser will promptly furnish the Adviser with copies of any amendments to such documents.

     The Subadviser will also provide Adviser with a list and specimen signatures of the parties who are authorized to act on behalf of the Subadviser and will promptly notify Adviser in writing of any changes thereto.

     2. Investment Services. Subject to the supervision and review of the Adviser and the Trustees, the Subadviser will manage the portion of the Fund's assets allocated to the Subadviser from time to time by the Adviser in its sole discretion ("Assets") on a discretionary basis, including the purchase, retention and disposition of securities, in accordance with the investment policies, objectives and restrictions of the Fund as set forth in the Fund's Prospectus, and in conformity with the 1940 Act, the Internal Revenue Code of 1986, as amended (including the requirements for qualification as a regulated investment company), all other applicable laws and regulations, instructions and directions received in writing from the Adviser or the Board of Trustees, and the provisions contained in the documents delivered to the Subadviser pursuant to Section 1 above, as each of the same may from time to time be amended or supplemented, and copies delivered to the Subadviser. It is understood and agreed that the Adviser may also retain one or more subadvisers to manage portions of the Fund other than the Assets, and that the amount of the Fund's total assets managed by Subadviser may from time to time be modified at the Adviser's sole discretion.

     The Subadviser will discharge its duties under this Agreement with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in the capacity of an investment adviser to a registered investment company and familiar with such matters would use. The Subadviser will, at its own expense:

     (a) Manage on a discretionary basis the Assets and determine from time to time what securities will be purchased, retained, sold or loaned by the Fund.

     (b) Place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Trustees may direct from time to time, subject to the Subadviser's duty to obtain best execution.

     In using its best efforts to obtain for the Fund best execution, the Subadviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction, taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Trust may determine, the Subadviser shall not be deemed to have acted unlawfully or to have breached a duty created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Subadviser or the Adviser an amount of commission for effecting a Fund investment transaction that is greater than the amount of commission that another broker or dealer would have charged for effecting the transaction.

     (c) Submit such reports relating to the valuation of the securities comprising the Assets as the Adviser may reasonably request.

     (d) Maintain detailed books and records of all matters pertaining to the Assets (the "Fund's Books and Records"), including, without limitation, a daily ledger of such assets and liabilities relating thereto, and brokerage and other records of all securities transactions. The Fund's Books and Records shall be available to the Adviser at any time upon request and shall be available for telecopying without delay to the Adviser during any day that the Fund is open for business.

     (e) Comply with all requirements of Rule 17j-1 under the 1940 Act ("Rule 17j-1") including the requirement to submit its Code of Ethics and any material changes thereto to the Trustees for approval. The Subadviser will submit any material change in its Code of Ethics to the Trustees promptly, but in no event later than sixty days, after the adoption of such change. The Subadviser will promptly report any significant violations of its Code of Ethics or procedures and any related sanctions to the Trustees and will provide a written report to the Trustees at least annually in accordance with the requirements of Rule 17j-1. The Subadviser will also require that its Access Persons (as such term is defined in Rule 17j-1) provide the Subadviser with quarterly personal investment transaction reports and initial and annual holdings reports, and otherwise require such of those persons as is appropriate to be subject to the Subadviser's Code of Ethics.

     (f) From time to time, as the Adviser or the Trustees may reasonably request, furnish the Adviser and to each of the Trustees reports of transactions with respect to the Assets and reports on securities comprising the Assets, all in such detail as the Adviser or the Trustees may reasonably request.

     (g) Inform the Adviser and the Trustees of changes in investment strategy or tactics or in key personnel of the Subadviser (including any changes in the personnel who manage the investment of the Assets).

     (h) Make its officers and employees available to meet with the Trustees and the Adviser at such times and with such frequency as the Trustees or the Adviser reasonably requests, on due notice to the Subadviser, but at least quarterly, to review the investment of the Assets in light of current and prospective market conditions.

     (i) Furnish to the Trustees such information as may be reasonably necessary in order for the Trustees to evaluate this Agreement or any proposed amendments thereto for the purpose of casting a vote pursuant to Section 11 or 12 hereof. Furnish to the Adviser such information as may be reasonably necessary in order for the Adviser to evaluate this Agreement and the Subadviser's performance hereunder.

     (j) The Subadviser will advise the Adviser, and, if instructed by the Adviser, the Fund's custodian, on a prompt basis each day by electronic communication of each confirmed purchase and sale of a Fund security specifying the name of the issuer, the full description of the security including its class, and amount or number of shares of the security purchased or sold, the market price, commission, government charges and gross or net price, trade date, settlement date, and identity of the effecting broker or dealer and, if different, the identity of the clearing broker.

     (k) Cooperate generally with the Fund and the Adviser to provide information in the possession of the Subadviser, or reasonably available to it, necessary for the preparation of registration statements and periodic reports to be filed by the Fund or the Adviser with the Securities and Exchange Commission, including Form N-1A, semi-annual reports on Form N-SAR, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the Fund, filings with state "blue sky" authorities and with United States agencies responsible for tax matters, and other reports and filings of like nature.

     (l) Allow Adviser, its representatives, internal or external auditors and regulators to visit and audit Subadviser's operations relating to Subadviser's services under this Agreement at such times and frequencies as Adviser reasonably requests, at reasonable times and upon reasonable notice, but at least annually.

     (m) Unless the Adviser gives written instructions to the contrary, the Subadviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies with respect to the Assets.

     3. Expenses Paid by the Sub-Advisor. The Subadviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform the services specified in Section 2, and any other costs and expenses incurred by it in connection with the performance of its duties hereunder.

     4. Expenses of the Fund Not Paid by the Subadviser. The Subadviser will not be required to pay any expenses which this Agreement does not expressly state shall be payable by the Subadviser. In particular, and without limiting the generality of the foregoing, the Subadviser will not be required to pay under this Agreement:

     (a) the compensation and expenses of Trustees and of independent advisers, independent contractors, consultants, managers, other subadvisers and other agents employed by the Trust or the Fund other than through the Subadviser;

     (b) legal, accounting and auditing fees and expenses of the Trust or the Fund;

     (c) the fees and disbursements of custodians and depositories of the Trust or the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

     (d) taxes and governmental fees assessed against the Trust or the Fund's assets and payable by the Trust or the Fund;

     (e) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Trust or the Fund except that the Subadviser shall bear the costs of providing the information referred to in
Section 2(k) to the Adviser;

     (f) brokers' commissions and underwriting fees; and

     (g) the expense of periodic calculations of the net asset value of the shares of the Fund.

     5. Registration as an Adviser. The Subadviser hereby represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and covenants that it will remain so registered for the duration of this Agreement. Subadviser shall notify the Adviser immediately in the event that Subadviser ceases to be registered as an investment adviser under the Adviser's Act.



     6. Compensation of the Subadviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Subadviser as herein provided for the Fund, the Adviser will pay the Subadviser an annual fee equal to 0.70% on the average daily net asset value of the Assets. Such fee shall accrue daily and be paid monthly. The "average daily net asset value" of the Assets shall be determined on the basis set forth in the Fund's Prospectus or, if not described therein, on such basis as is consistent with the 1940 Act and the regulations promulgated thereunder. The Subadviser will receive a pro rata portion of such monthly fee for any periods in which the Subadviser advises the Fund less than a full month. The Subadviser understands and agrees that neither the Trust nor the Fund has any liability for the Subadviser's fee hereunder. Calculations of the Subadviser's fee will be based on the average daily net asset value of the Assets as determined by the Adviser or the Trust. Unless directed otherwise by the Adviser, Subadviser will fully invest the Assets.



     In addition to the foregoing, the Subadviser may from time to time agree in writing not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Subadviser. Any such fee reduction or undertaking may be discontinued or modified by the Subadviser at any time.

     7. Other Activities of the Subadviser and Its Affiliates. Nothing herein contained shall prevent the Subadviser or any of its affiliates or associates from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or a portfolio similar to the Fund. It is specifically understood that officers, directors and employees of the Subadviser and those of its affiliates may engage in providing portfolio management services and advice to other investment advisory clients of the Subadviser or of its affiliates.

     8. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Subadviser nor any of its directors, officers or employees will act as principal or agent or receive any commission, except in compliance with applicable law and the relevant procedures of the Fund. The Subadviser shall not knowingly recommend that the Fund purchase, sell or retain securities of any issuer in which the Subadviser has a financial interest without obtaining prior approval of the Adviser prior to the execution of any such transaction.

     Nothing herein contained shall limit or restrict the Subadviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Trust and Fund acknowledge that the Subadviser and its officers, affiliates and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of by the Fund. The Subadviser shall have no obligation to acquire with respect to the Fund, a position in any investment which the Subadviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client if, in the sole discretion of the Subadviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund. Nothing herein contained shall prevent the Subadviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security. The Subadviser expressly acknowledges and agrees, however, that in any of the above described transactions, and in all cases, the Subadviser is obligated to fulfill its fiduciary duty as Subadviser to the Fund and it shall require such of its Access Persons as is appropriate to comply with the requirements of the Subadviser's Code of Ethics.

     When a security proposed to be purchased or sold for the Fund is also to be purchased or sold for other accounts managed by the Subadviser at the same time, the Subadviser shall make such purchase or sale on a pro-rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account. The Subadviser shall disclose to the Adviser and to the Trustees the method used to allocate purchases and sales among the Subadviser's investment advisory clients.

     9. No Partnership or Joint Venture. The Trust, the Fund, the Adviser and the Subadviser are not partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

            10.   Limitation of Liability and Indemnification.

     (a) In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser, or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Adviser, the Trust, the Fund, any shareholder of the Fund, or to any person, firm or organization, for any act or omission in the course of or connected with, rendering services hereunder. Nothing herein, however, shall derogate from the Subadviser's obligations under federal and state securities laws. Any person, even though also employed by the Subadviser, who may be or become an employee of and paid by the Trust or the Fund shall be deemed, when acting within the scope of his employment by the Trust or the Fund, to be acting in such employment solely for the Trust or the Fund and not as the Subadviser's employee or agent. Subadviser will maintain appropriate fidelity bond insurance coverage in a reasonable amount and shall provide evidence of such coverage upon request of Adviser.

     (b) In the absence of willful misfeasance, bad faith or gross negligence on the part of Adviser, or reckless disregard of its obligations and duties hereunder, Adviser shall not be subject to any liability to Subadviser for any act or omission in the course of or connected with, the Adviser's carrying out its duties and obligations under this Agreement.

     (c) Subadviser and Adviser shall each defend, indemnify and hold harmless the other party and the other party's affiliates, officers, directors, employees and agents, from and against any claim, loss, liability, damages, deficiency, penalty, cost or expense (including without limitation reasonable attorneys' fees and disbursements for external counsel) resulting from the reckless disregard of the indemnifying party's obligations and duties hereunder or willful misfeasance, bad faith or gross negligence on the part of the indemnifying party, its officers, directors, employees and agents with respect to this Agreement or the Fund whether such claim, loss, liability, damages, deficiency, penalty, cost or expense was incurred or suffered directly or indirectly.

     11. Assignment and Amendment. This Agreement may not be assigned by the Subadviser, and shall automatically terminate, without the payment of any penalty, in the event of: (a) its assignment, including any change in control of the Adviser or the Subadviser which is deemed to be an assignment under the 1940 Act, or (b) the termination of the Investment Advisory Agreement. Trades that were placed prior to such termination will not be canceled; however, no new trades will be placed after notice of such termination is received. Termination of this Agreement shall not relieve the Adviser or the Subadviser of any liability incurred hereunder.

     The terms of this Agreement shall not be changed unless such change is agreed to in writing by the parties hereto and is approved by the affirmative vote of a majority of the Trustees of the Trust voting in person, including a majority of the Trustees who are not interested persons of the Trust, the Adviser or the Subadviser, at a meeting called for the purpose of voting on such change, and (to the extent required by the 1940 Act, after giving effect to any exemption therefrom) unless also approved at a meeting by the affirmative vote of the majority of outstanding voting securities of the Fund.

     12. Duration and Termination. This Agreement shall become effective as of the date first above written and shall remain in full force and effect for a period of two years from such date, and thereafter for successive periods of one year (provided such continuance is approved at least annually in conformity with the requirements of the 1940 Act) unless the Agreement is terminated automatically as set forth in Section 11 hereof or until terminated as follows:

     (a) The Trust or the Adviser may at any time terminate this Agreement, without payment of any penalty, by not more than 60 days' prior written notice delivered or mailed by registered mail, postage prepaid, or by nationally recognized overnight delivery service, receipt requested, to the Subadviser. Action of the Trust under this subsection may be taken either by (i) vote of its Trustees, or (ii) the affirmative vote of the outstanding voting securities of the Fund; or

     (b) The Subadviser may at any time terminate this Agreement by not less than one hundred twenty (120) days' prior written notice delivered or mailed by registered mail, postage prepaid, or by nationally recognized overnight delivery service, receipt requested, to the Adviser.

     Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

     Fees payable to Subadviser for services rendered under this Agreement will be prorated to the date of termination of the Agreement.

     In the event of termination of this Agreement for any reason, the Subadviser shall, immediately upon receiving a notice of termination or a receipt acknowledging delivery of a notice of termination to Adviser, or such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as expressly directed by the Adviser, and except for the settlement of securities transactions already entered into for the account of the Fund. In addition, the Subadviser shall deliver copies of the Fund's Books and Records to the Adviser upon request by such means and in accordance with such schedule as the Adviser shall reasonably direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of Fund investment management to any successor to the Subadviser, including the Adviser.

     13. Shareholder Approval of Agreement. The parties hereto acknowledge and agree that the obligations of the Trust, the Adviser, and the Subadviser under this Agreement shall be subject to the following conditions precedent: (a) this Agreement shall have been approved by the vote of a majority of the Trustees, who are not interested persons of the Trust, the Adviser or the Subadviser, at a meeting called for the purpose of voting on such approval, and (b) this Agreement shall have been approved by the vote of a majority of the outstanding voting securities of the Fund.

            14.   Miscellaneous.

     (a) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The obligations of the Trust and the Fund are not personally binding upon, nor shall resort be had to be private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust or the Fund, but only the Fund's property shall be bound. The Trust or the Fund shall not be liable for the obligations of any other series of the Trust.

     (b) Any information supplied by the Trust or the Adviser to the Subadviser in connection with the performance of its duties hereunder, or learned by the Subadviser as a result of its position as Subadviser to the Fund, which is not otherwise in the public domain, is to be regarded as confidential and for use only by the Subadviser in connection with the performance of its duties hereunder. Any information supplied by the Subadviser, which is not otherwise in the public domain, in connection with the performance of its duties hereunder is to be regarded as confidential and for use only by the Adviser, the Fund and/or its agents, and only in connection with the Fund and its investments. Any such information in the hands of either party may be disclosed as necessary to comply with any law, rule, regulation or order of a court or government authority.

     (c) The Subadviser agrees to submit any proposed sales literature (including advertisements, whether in paper, electronic or Internet medium) for the Trust, the Fund, the Subadviser or for any of its affiliates which mentions the Trust, the Fund or the Adviser (other than the use of the Fund's name on a list of the clients of the Subadviser), to the Adviser and to the Fund's distributor for review and filing with the appropriate regulatory authority prior to public release of any such sales literature; provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Subadviser to produce sales literature for the Trust or the Fund. The Trust and the Adviser agree to submit any proposed sales literature that mentions the Subadviser to the Subadviser for review prior to use and the Subadviser agrees to promptly review such materials by a reasonable and appropriate deadline. The Trust agrees to cause the Adviser and the Trust's distributor to promptly review all such sales literature for compliance with relevant requirements, to promptly advise the Subadviser of any deficiencies contained in such sales literature, and to promptly file complying sales literature with the relevant authorities.

     (d) All notices, consents, waivers and other communications under this Agreement must be in writing and, other than notices governed by Section 12 above, will be deemed to have been duly given when (i) delivered by hand (with written confirmation of receipt), (ii) sent by telecopier, provided that receipt is confirmed by return telecopy and a copy is sent by overnight mail via a nationally recognized overnight delivery service (receipt requested); (iii) when received by the addressee, if sent via a nationally recognized overnight delivery service (receipt requested) or U.S. mail (postage prepaid), in each case to the appropriate address and telecopier number set forth below (or to such other address and telecopier number as a party may designate by notice to the other parties):

            Subadviser: Mazama Capital Management, Inc.
                        One SW Columbia Street
                        Suite 24-B
                        Portland, OR  97258
                        Attention:
                        Facsimile Number:

            Adviser:    Manufacturers and Traders Trust Company
                        One M&T Plaza
                        Buffalo, NY  14203
                        Attention:  Maureen W. Sullivan
                        Facsimile Number:  (716) 842-5376



            Trust:      Vision Group of Funds
                        5800 Corporate Drive
                        Pittsburgh, PA  15237-7010
                        Attention:  Secretary
                        Facsimile Number:  (412) 288-8141

     (e) For purposes of this Agreement: (i) "affirmative vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote, at an annual meeting or a special meeting of the shareholders of the Fund, duly called and held, (A) of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present (in person or by proxy), or (B) of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less; and (ii) "interested person" and "assignment" shall have the respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     (f) This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the 1940 Act.

     (g) The provisions of this Agreement are independent of and separable from each other and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

     15. Limitations of Liability of Trustees and Shareholders of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, and the obligations of this Agreement are not binding upon any of the Trustees or shareholders of the Trust, but bind only the appropriate property of the Fund, or Class, as provided in the Declaration of Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                       VISION GROUP OF FUNDS


                                       By:
                                            ----------------
                                       Name:  Beth S. Broderick
                                       Title:  Vice President

                                       M&T ASSET MANAGEMENT,
                                       A Department of
                                       MANUFACTURERS AND TRADERS
                                       TRUST COMPANY


                                       By:
                                            ----------------
                                       Name:  Kenneth G. Thompson
                                       Title:  Vice President


                                       MAZAMA CAPITAL MANAGEMENT, INC.


                                       By:
                                            ----------------
                                       Name:
                                       Title:

                                      SCHEDULE 1


     Custody Agreement between the Trust and the Fund's custodian ("Custodian"), including information as to:

          The Fund's nominee The federal tax identification numbers of the Fund and its nominee All routing, bank participant and account numbers and other information necessary to provide proper instructions for transfer and delivery of securities to the Fund's account at the Custodian The name address and telephone and Fax number of the Custodian's employees responsible for the Fund's accounts The Fund's pricing service and contact persons

All procedures and guidelines adopted by the Board of Trustees or the Adviser regarding:

            Transactions with affiliated persons
            Evaluating the liquidity of securities
            Segregation of liquid assets in connections with firm commitments and standby commitments
            Derivative contracts and securities
            Rule 10f-3 (relating to affiliated underwriting syndicates)
            Rule 17a-7 (relating to interfund transactions)
            Rule 17e-1 (relating to transactions with affiliated brokers) and Release No. IC-22362 (granting exemptions for investments in money market funds)

Any master agreements that the Trust has entered into on behalf of the Fund, including:

            Master Repurchase Agreement
            Master Futures and Options Agreements
            Master Foreign Exchange Netting Agreements
            Master Swap Agreements

CFTC Rule 4.5 letter


                                   APPENDIX A


                              VISION GROUP OF FUNDS, INC.

                                AUDIT COMMITTEE CHARTER


     The board of directors shall appoint the Audit Committee (the "Committee") which shall have the responsibility and authority as described below.

Composition

     The audit committee shall be composed of at least two directors, none of whom are interested persons of the Funds as defined in the Investment Company Act of 1940.

Purpose
         1. Oversee the Funds' accounting and financial reporting policies and practices, including its internal controls.

     2. Act as a liaison between the Funds' independent auditor and the Board of Directors.

         3. Review and report compliance matters relating to the Funds.

Responsibility

          Responsibilities of the Committee shall be to:


     1. Review and recommend to the directors the independent auditors to be selected to audit the Funds' financial statements.

     2. Meet with the independent auditors periodically to review the results of the audits and report the results of the annual audit to the board of directors/trustees.

     3. Evaluate the independence of the auditors and in connection therewith secure from the auditor an annual representation of its independence from management including a description of all non-audit relationships and the fees related thereto.

     4. Review legal and regulatory matters that may have a material effect on the financial statements, the Funds' related compliance policies and programs (including internal controls applicable to the funds and its principal service providers), and the related reports received from regulators.

     5. Review the Funds' internal audit function, including its charter and authority and monitor progress of the internal audit plan.

     6. Review compliance with the Funds' code of conduct/ethics.


     7. Meet with the auditors at least annually and their representatives outside the presence of management.

     8. Investigate any matters brought to the committee's attention that are within the scope of its duties, and after consultation with the board and board's counsel, investigate the matters if, in the Committee's judgment, that is appropriate.

Meetings

     Under ordinary circumstances the Committee shall hold at least two meetings each year and others as deemed necessary by its chairman. A report of all Committee meetings will be made to the Board of Directors/Trustees.




                              Date Adopted: May 11, 2000








VISION GROUP OF FUNDS           ____________________________________

Supplement to the Combined Prospectuses dated February 15, 2001 and June 30, 2000 (Revised November 8, 2000)



A Special Meeting of Shareholders of the VISION Group of Funds ("Trust") will be held on June 28, 2001 at 2:00 p.m., Eastern time, at the Trust's principal place of business, 5800 Corporate Drive, Pittsburgh, PA 15237-7010. At this meeting, shareholders will be asked to vote on the changes described below. If approved by shareholders, these changes will take effect on July 1, 2001. Shareholders will be notified if these changes are not approved. Please keep this supplement for your records.

1. To elect a Trustee of the Trust (all Funds);

2. To approve a policy to permit the Trust and the Investment Management Department of Manufacturers and Traders Trust Company, the Funds'
     investment adviser, to terminate, replace or add subadvisers or modify subadvisory agreements without shareholder approval (all Funds);

3. To approve the replacement of Martindale Andres & Co., Inc. ("Martindale") as the subadviser of the VISION Small Cap Stock Fund with LSV Asset Management (VISION Small Cap Stock Fund only);

4. To approve the replacement of Martindale as the subadviser of the VISION Small Cap Stock Fund with Mazama Capital Management, Inc. (VISION Small Cap Stock Fund only); and

5. To amend the VISION New York Tax-Free Money Market Fund's fundamental investment policy relating to investing in tax-exempt securities (VISION New York Tax-Free Money Market Fund only).

The shareholders may also vote upon any other business that may properly come before the Special Meeting or any adjournments thereof.




                                                                    May 31, 2001



Cusip 92830F406   Cusip 92830F844
Cusip 92830F752   Cusip 92830F794
Cusip 92830F505   Cusip 92830F786
Cusip 92830F745   Cusip 92830F695
Cusip 92830F737   Cusip 92830F687
Cusip 92830F729   Cusip 92830F679
Cusip 92830F711   Cusip 92830F661
Cusip 92830F802   Cusip 92830F653
Cusip 92830F810   Cusip 92830F646
Cusip 92830F778   Cusip 92830F109
Cusip 92830F760   Cusip 92830F307
Cusip 92830F851   Cusip 92830F208
Cusip 92830F877   Cusip 92830F885

26534 (05/01)

Cusip 92830F406   Cusip 92830F844
Cusip 92830F752   Cusip 92830F794
Cusip 92830F505   Cusip 92830F786
Cusip 92830F745   Cusip 92830F695
Cusip 92830F737   Cusip 92830F687
Cusip 92830F729   Cusip 92830F679
Cusip 92830F711   Cusip 92830F661
Cusip 92830F802   Cusip 92830F653
Cusip 92830F810   Cusip 92830F646
Cusip 92830F778   Cusip 92830F109
Cusip 92830F760   Cusip 92830F307
Cusip 92830F851   Cusip 92830F208
Cusip 92830F877   Cusip 92830F885




26533 (05/01)